UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                       Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2017 through April 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Diversified
                        High Income Trust

--------------------------------------------------------------------------------
                        Annual Report | April 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbol:   HNW

                        [LOGO]  Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          49

Financial Highlights                                                          53

Notes to Financial Statements                                                 55

Report of Independent Registered Public Accounting Firm                       73

Additional Information                                                        75

Trustees, Officers and Service Providers                                      78

               Pioneer Diversified High Income Trust | Annual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Andrew Feltus, Charles Melchreit, Jonathan Sharkey, and Chin Liu discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period ended April 30, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Melchreit*, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer, Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, and Mr. Liu, Senior Vice President, Director of Insurance-Linked Securities (ILS), and a portfolio manager at Amundi Pioneer, were responsible for the day-to-day management of the Trust during the 12-month period.

Q     How did the Trust perform during the 12 months ended April 30, 2018?

A     Pioneer Diversified High Income Trust returned 4.58% at net asset value
      (NAV) and -2.82% at market price during the 12-month period ended April 30, 2018. During the same 12-month period, the Trust's composite benchmark returned 4.79%.

      The Trust's composite benchmark is based on equal weights of the ICE Bank of America Merrill Lynch (ICE BofA ML) Global High Yield and Emerging Markets Plus (GHY & EMP) Index and the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index. Unlike the Trust, the composite benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same period, the average return (at market price) of the 50 closed end funds in Morningstar's High Yield Closed End Bond Funds Category (which may or may not be leveraged) was 2.16%, and the average return (at NAV) of the 50 closed end funds in the same Morningstar category was 4.46%. Meanwhile, the average return (at market price) of the 40 closed end funds in Morningstar's Bank Loan Closed End Funds Category (which may or may not be leveraged) was 3.07%, and the average return (at
      NAV) of the 40 closed end funds in the same Morningstar category was 5.20%.

* NOTE: Charles Melchreit was a portfolio manager of the Trust during the full 12-month period ended April 30, 2018. Mr. Melchreit departed from Amundi Pioneer effective June 8, 2018. Effective June 8, 2018, Mr. Feltus, Mr. Sharkey, Mr. Liu, and Lawrence R. Zeno, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

      The shares of the Trust were selling at a 12.2% discount to NAV at the end of the period on April 30, 2018. Comparatively, the shares of the Trust were selling at a 5.5% discount to NAV on April 30, 2017.

      As of April 30, 2018, the 30-day SEC yield on the Trust's shares was 8.15%**.

Q How would you describe the investment environment in the global fixed-income markets during the 12-month period ended April 30, 2018?

A Entering the period, credit-oriented areas of the bond market (bonds sensitive to credit risk rather than interest-rate risk) continued to be supported by positive global economic data, accommodative policy stances by leading overseas central banks, and the U.S. Federal Reserve System's (the Fed's) well-signaled, incremental approach towards interest-rate normalization as well as the tapering of its balance sheet.

      The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. The economies of Europe and Japan were comfortably in positive territory over that same period, while China continued to report economic growth in the 7% range.

      In October of 2017, the Fed began to taper its reinvestment of maturing Treasury and mortgage-backed security (MBS) positions. Because the Fed's plan to taper its balance sheet had been telegraphed well in advance, the actual launch date created little stir in the markets. U.S. credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a tax reform package in the U.S. that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

      While so-called "risk" markets opened 2018 with a positive tenor, volatility would soon come to the forefront. In January, U.S. employment data surprised to the upside, leading the market to revise inflation expectations higher and raising concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment around inflation stabilized fairly quickly, the markets received another jolt in March as the Trump administration announced its intention to impose tariffs on steel and aluminum as well as on a wide range of imports from China. The move raised the prospect of a trade war with the potential to undermine global economic growth, while leading indicators in Europe suggested that the recovery had peaked in the world's second-largest economic region.

      April saw U.S. Treasury yields embark on another upward leg in the wake of the release of the Fed's March meeting minutes, which pointed toward a consensus among committee members that U.S. inflation was safely headed

** The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.


               Pioneer Diversified High Income Trust | Annual Report | 4/30/18 5 toward its target and that there was, perhaps, room to raise the federal funds rate more rapidly than previously expected. The ongoing climb in crude oil prices, which broke through the $50 per barrel trading range in late 2017, fueled additional anxiety about inflation and interest rates, while also promising to at least partially offset the benefit to consumers from lower individual tax rates in the U.S. The firming outlook for higher U.S. interest rates led to a weakening in some of the less fundamentally sound emerging market bond markets and currencies.

      While fixed-income returns in general finished the 12-month period in negative territory, credit-oriented issues such as U.S. high-yield corporates, emerging markets corporates, and leveraged bank loans outperformed higher-quality, more interest-rate-sensitive market segments.

Q What factors affected the Trust's performance during the 12-month period ended April 30, 2018?

A As with other fixed-income categories, performance for high-yield bonds was constrained during the period by the rise in Treasury yields. However, the continued decline in high-yield default rates supported a narrowing in credit spreads that, combined with coupon income, resulted in a positive return for the asset class. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      The Trust's security selection results within high yield added to performance over the period, with positive contributions led by a pair of the portfolio's utility holdings: Vistra Energy and NRG Energy. During the period, Vistra Energy finalized its acquisition of portfolio holding Dynegy. News of the completed merger boosted the newly combined company's performance and aided the Trust's returns. NRG benefited from a general recovery in the utilities sector, which was driven in part by the relatively volatile market environment that developed over the second half of the period. Valuation concerns regarding investments in high-growth market segments - such as information technology - and the potential income-generating ability of utilities-related investments were among the factors contributing to the sector's rally. In addition, the Trust's significant weighting in the energy sector contributed positively to returns. Among the portfolio's energy holdings, refiner Calumet Specialty Products and exploration-and-production companies WPX Energy and Halcon Resources were standout performers over the period. A position in the euro-denominated debt of drug company Valeant Pharmaceuticals also was a leading contributor to the Trust's performance, with improved sentiment driven by management's steps to reduce Valeant's debt burden and move to

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 a more sustainable business model. Another positive factor in the Trust's performance was the rise of the euro relative to the U.S. dollar during the period, which boosted the return of the portfolio's position.

      The Trust's position in leveraged bank loans provided the strongest absolute returns within the portfolio over the 12 months, even as the portfolio's underweight to its target loan allocation for the full reporting cycle acted as a constraint on relative returns. As with U.S. high-yield corporates, performance for the loan asset class benefited from a continued low default rate during the period. In addition, loans received interest from investors who were attracted to the floating-rate feature of bank loans in a rising-interest-rate environment.

      Finally, the portfolio's meaningful short-duration stance relative to the benchmark supported results, as U.S. Treasury yields moved higher over the 12 months. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      On the downside, the portfolio's exposure to the debt of PetSmart held back the Trust's results, as investor concerns over competition from online retailers weighed on the bond price. Exposure to wireline companies Windstream Communications and Frontier Communications also detracted from the Trust's performance.

      While the Trust's security selection results within the insurance-linked security (ILS) asset category were positive, the portfolio's overall exposure to ILS detracted modestly from relative performance for the 12 months. ILS are used by property-and-casualty insurers to help mitigate some of the risk associated with claims payouts in the event of a major disaster. Returns for ILS issues suffered in late 2017 in the wake of a number of catastrophes, including three severe hurricanes which hit the U.S. mainland and Puerto Rico, two major earthquakes which shook western Mexico, and California's worst wild fires on record. Those events, all of which occurred over a relatively short time period, resulted in a 12-year high in natural-disaster-related damage claims in the global insurance industry, while costing the industry $110 billion in estimated losses. While the ILS market rebounded to a degree in early 2018, it nonetheless lagged the high-yield corporate, emerging markets corporate, and bank loan segments over the full 12 months.

      Investing in ILS has been part of the portfolio's diversification* strategy since the Trust's inception in May 2007, and the 12 months ended April 30, 2018, marked the first annual reporting period during which ILS exposure detracted from the Trust's performance relative to the benchmark.

*     Diversification does not assure a profit nor protect against loss.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/18 7

Q How did the level of leverage in the Trust change over the 12-month period ended April 30, 2018?

A The Trust employs leverage through a credit agreement. (See Note 8 to the Financial Statements.)

      At the end of the 12-month period on April 30, 2018, 31.0% of the Trust's total managed assets were financed by leverage, compared with 27.9% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2017. The Trust's leverage ratio rose primarily due to an increased absolute amount of funds borrowed by the Trust early in the twelve-month period, and marginally due to the depreciation of the value of the Trust's holdings.

Q Did the Trust's distributions** to shareholders change during the 12-month period ended April 30, 2018?

A The Trust's distributions declined during the period as the portfolio's newer investments in high-yield bonds and bank loans tended to pay yields that were lower than older investments issued when interest rates were higher. The Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, and these reserves may be depleted over time.

Q Did the Trust invest in any derivative securities during the 12-month period ended April 30, 2018? If so, did the derivatives have a notable effect on benchmark-relative performance?

A We invested the portfolio in forward foreign currency contracts during the period to help manage the risk of the portfolio's exposures to foreign currencies. The contracts had a small negative impact on the Trust's benchmark-relative results given the rise in the euro relative to the U.S. dollar over the 12 months.

Q     What is your investment outlook?

A In our view, fundamentals remain supportive of credit-oriented segments of the market. Economic growth and corporate earnings remain strong, unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. That backdrop is also a positive for corporate profitability, which should help keep default rates low.

      At the same time, credit-asset valuations are relatively high, as reflected in meaningfully tight spreads by historical standards. In addition, after an extended period of seeing risk assets more or less grind steadily higher, volatility appears to have returned to the markets, driven in large part by speculation over the pace of the Fed's interest-rate hikes as well as

**    Distributions are not guaranteed.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 geopolitical uncertainty. The markets will be watching closely for any data - such as accelerating wage growth - that could signal the potential for higher inflation and thus spur the Fed to increase its benchmark rate more rapidly than currently anticipated.

      Given that backdrop, we are being cautious in adding credit risk to the Trust's portfolio. In addition, we are maintaining a meaningfully below-benchmark duration in order to keep the Trust positioned to take advantage of any rise in market interest rates, or a widening of credit spreads, that could result in valuation opportunities.

Please refer to the Schedule of Investments on pages 14-48 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/18 9

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Portfolio Summary | 4/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    68.0%
Senior Secured Floating Rate Loan Interests                                26.1%
Sovereign Debt Obligations                                                  1.7%
Commercial Mortgage-Backed Securities                                       1.3%
Convertible Bond & Notes                                                    1.0%
Preferred Stocks                                                            0.8%
Convertible Preferred Stocks                                                0.5%
Asset Backed Securities                                                     0.4%
Collateralized Mortgage Obligations                                         0.2%
Common Stocks                                                               0.0%+
Options Purchased                                                           0.0%+
Rights/Warrants                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 18.8% of total investments.

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

  1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                     3.42%
--------------------------------------------------------------------------------------
  2. Queen Street X Re, 7.557% (3 Month U.S. Treasury Bill + 575 bps),
      6/8/18 (144A) (Cat Bond)                                                   1.00
--------------------------------------------------------------------------------------
  3. Hercules LLC, 6.5%, 6/30/29                                                 0.96
--------------------------------------------------------------------------------------
  4. SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                           0.86
--------------------------------------------------------------------------------------
  5. Berwick Re 2018-1, Variable Rate Notes, 12/31/21                            0.74
--------------------------------------------------------------------------------------
  6. Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23                        0.73
--------------------------------------------------------------------------------------
  7. Light Servicos de Eletricidade SA / Light Energia SA, 7.25%, 5/3/23 (144A)  0.64
--------------------------------------------------------------------------------------
  8. MARB BondCo Plc, 6.875%, 1/19/25 (144A)                                     0.62
--------------------------------------------------------------------------------------
  9. Williams Cos., Inc., 5.75%, 6/24/44                                         0.61
--------------------------------------------------------------------------------------
 10. Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25 (144A) 0.60
--------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 11

Prices and Distributions | 4/30/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/18              4/30/17
--------------------------------------------------------------------------------
         Market Value                        $15.00                $16.70
--------------------------------------------------------------------------------
      Premium/(Discount)                     (12.2)%               (5.5)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/18              4/30/17
--------------------------------------------------------------------------------
      Net Asset Value                        $17.09                $17.68
--------------------------------------------------------------------------------

Distributions per Share:*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment       Short-Term       Long-Term
                                Income          Capital Gains    Capital Gains
--------------------------------------------------------------------------------
5/1/17 - 4/30/18               $1.2600               $--              $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/18                4/30/17
--------------------------------------------------------------------------------
      30-Day SEC Yield                        8.15%                  9.56%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Performance Update | 4/30/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the composite (50%/50%) ICE BofA ML GHY & EMP Index and S&P/LSTA Leveraged Loan Index benchmark.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                           50% ICE
                                           BofA ML
                                           Global High
                                           Yield & EMP
                  Net                      Index/50%
                  Asset                    S&P/LSTA
                  Value       Market       Leveraged
Period            (NAV)       Price        Loan Index
--------------------------------------------------------------------------------
10 years          8.41%        7.78%       6.26%
5 years           5.87         2.07        3.91
1 year            4.58        -2.82        4.79
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Diversified      50% ICE BofA ML GHY & EMP Index/50%
                 High Income Trust        S&P/LSTA Leveraged Loan Index
4/08             $10,000                  $10,000
4/09             $ 7,689                  $ 8,639
4/10             $13,320                  $11,885
4/11             $15,711                  $13,095
4/12             $15,923                  $13,617
4/13             $19,105                  $15,160
4/14             $20,464                  $15,919
4/15             $18,848                  $16,049
4/16             $18,611                  $16,157
4/17             $21,776                  $17,521
4/18             $21,162                  $18,361

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA ML GHY & EMP Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 13

Schedule of Investments | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 145.2%
                              ASSET BACKED SECURITIES -- 0.6% of Net Assets
             299,996          Axis Equipment Finance Receivables III LLC,
                              Series 2015-1A, Class E, 5.27%, 5/20/20 (144A)                 $       300,073
             500,000          VB-S1 Issuer LLC, Series 2016-1A, Class F, 6.901%,
                              6/15/46 (144A)                                                         511,497
------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $799,908)                                                $       811,570
------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              0.3% of Net Assets
              38,713          Global Mortgage Securitization, Ltd., Series 2004-A,
                              Class B1, 5.25%, 11/25/32 (144A)                               $        30,303
              73,325          Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class B3, 5.25%, 4/25/32 (144A)                                          7,605
             290,000(a)       GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                        199,445
             155,433(b)       GMAT Trust, Series 2015-1A, Class A1, 4.25%,
                              9/25/20 (144A)                                                         156,476
------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $540,574)                                                $       393,829
------------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED SECURITIES --
                              1.8% of Net Assets
             200,000(a)       BAMLL Commercial Mortgage Securities Trust,
                              Series 2016-FR14, Class C, 1.374%, 2/27/48 (144A)              $       183,000
             183,323(a)       Banc of America Commercial Mortgage Trust,
                              Series 2007-4, Class D, 6.07%, 2/10/51 (144A)                          184,455
             109,303(a)       Bear Stearns Commercial Mortgage Securities Trust,
                              Series 2005-PWR7, Class B, 5.214%, 2/11/41                             108,907
             500,000(a)       Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                              Class E, 3.208%, 7/10/47 (144A)                                        325,926
             500,000(a)       COBALT CMBS Commercial Mortgage Trust,
                              Series 2007-C3, Class C, 6.001%, 5/15/46                               352,120
             250,000(c)       COMM Mortgage Trust, Series 2014-FL5, Class D,
                              5.897% (1 Month USD LIBOR + 400 bps),
                              10/15/31 (144A)                                                        237,445
             200,000(a)       JPMBB Commercial Mortgage Securities Trust,
                              Series 2013-C17, Class D, 5.044%, 1/15/47 (144A)                       187,759
             332,031(a)       Morgan Stanley Capital I Trust, Series 2007-T25,
                              Class AJ, 5.574%, 11/12/49                                             335,245
             450,000(a)       Wachovia Bank Commercial Mortgage Trust,
                              Series 2006-C27, Class B, 5.865%, 7/15/45                              449,030
             250,000          Wells Fargo Commercial Mortgage Trust, Series
                              2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                               197,048
------------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $2,663,484)                                              $     2,560,935
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS -- 36.5% of Net Assets*(c)
                              AUTOMOBILES & COMPONENTS -- 1.3%
                              Auto Parts & Equipment -- 1.2%
             231,475          American Axle & Manufacturing, Inc., Tranche B Term
                              Loan, 4.15% (LIBOR + 225 bps), 4/6/24                          $       232,849
             200,000(d)       BBB Industries US Holdings, Inc., First Lien Term B
                              Loan, 11/3/21                                                          202,500
             337,771          Electrical Components International, Inc., Term Loan,
                              7.052% (LIBOR + 475 bps), 5/28/21                                      339,037
             143,248          TI Group Automotive Systems LLC, Initial US Term Loan,
                              4.401% (LIBOR + 250 bps), 6/30/22                                      144,523
             771,605          Tower Automotive Holdings USA LLC, Initial Term Loan,
                              4.688% (LIBOR + 275 bps), 3/7/24                                       775,785
                                                                                             ---------------
                                                                                             $     1,694,694
------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
             106,796          Federal-Mogul Corp., Tranche C Term Loan, 5.650%
                              (LIBOR + 375 bps), 4/15/21                                     $       108,024
                                                                                             ---------------
                              Total Automobiles & Components                                 $     1,802,718
------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 5.1%
                              Aerospace & Defense -- 1.3%
             987,500^         ADS Tactical, Inc., Term Loan, 9.401%
                              (LIBOR + 750 bps), 12/31/22                                    $     1,007,250
             294,710          DAE Aviation Holdings, Inc., Initial Term Loan, 5.65%
                              (LIBOR + 375 bps), 7/7/22                                              297,421
             322,348          DynCorp International, Inc., Term Loan B2, 7.896%
                              (LIBOR + 600 bps), 7/7/20                                              324,228
             221,409          Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                              Term Loan, 6.651% (LIBOR + 475 bps), 11/23/19                          221,962
                                                                                             ---------------
                                                                                             $     1,850,861
------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.8%
             867,994          Builders FirstSource, Inc., Refinancing Term Loan,
                              5.302% (LIBOR + 300 bps), 2/29/24                              $       873,961
             297,727          Summit Materials LLC, New Term Loan, 4.151%
                              (LIBOR + 225 bps), 11/21/24                                            299,867
                                                                                             ---------------
                                                                                             $     1,173,828
------------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.9%
             366,260          Clark Equipment Co. (aka Doosan Bobcat, Inc.),
                              Repriced Term Loan, 4.302% (LIBOR +
                              200 bps), 5/18/24                                              $       367,151
             490,625          Commercial Vehicle Group, Inc., Initial Term Loan,
                              7.901% (LIBOR + 600 bps), 4/12/23                                      494,305
             382,217          Navistar, Inc., Tranche B Term Loan, 5.4% (LIBOR +
                              350 bps), 11/6/24                                                      385,322
                                                                                             ---------------
                                                                                             $     1,246,778
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 15

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.5%
             100,000(d)       Pelican Products, Inc., First Lien Term Loan, 5/1/25           $       100,937
             247,423          Pelican Products, Inc., Retired 05/01/2018 First Lien
                              Term Loan, 5.65% (LIBOR + 325 bps), 4/10/20                            248,351
             412,306          WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                              7.484% (LIBOR + 550 bps), 9/29/23                                      416,429
                                                                                             ---------------
                                                                                             $       765,717
------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.9%
             571,174          DTI Holdco, Inc., Replacement B-1 Term Loan, 6.711%
                              (LIBOR + 475 bps), 9/29/23                                     $       573,940
             168,897          Filtration Group Corp., Initial Dollar Term Loan, 5.302%
                              (LIBOR + 300 bps), 3/29/25                                             170,657
             497,690          Shape Technologies Group, Inc., Initial Term Loan,
                              4.897% (LIBOR + 300 bps), 4/20/25                                      499,556
                                                                                             ---------------
                                                                                             $     1,244,153
------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.3%
             187,156          Blount International, Inc., Refinancing Term Loan,
                              6.137% (LIBOR + 425 bps), 4/12/23                              $       189,768
             167,014          NN, Inc., Tranche B Term Loan, 5.651% (LIBOR +
                              375 bps), 10/19/22                                                     167,119
                                                                                             ---------------
                                                                                             $       356,887
------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
             500,000          Beacon Roofing Supply, Inc., Initial Term Loan, 4.128%
                              (LIBOR + 225 bps), 1/2/25                                      $       503,344
             105,450          WESCO Distribution, Inc., Tranche B-1 Term Loan,
                              4.901% (LIBOR + 300 bps), 12/12/19                                     105,581
                                                                                             ---------------
                                                                                             $       608,925
                                                                                             ---------------
                              Total Capital Goods                                            $     7,247,149
------------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                              Environmental & Facilities Services -- 0.2%
             242,417          Infiltrator Water Technologies LLC, Term B-1 Loan,
                              5.302% (LIBOR + 300 bps), 5/27/22                              $       244,538
------------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.6%
             744,375          Constellis Holdings LLC, First Lien Term B Loan,
                              7.302% (LIBOR + 500 bps), 4/21/24                              $       749,338
             125,350          Prime Security Services Borrower LLC, First Lien 2016-2
                              Refinancing Term B-1 Loan, 4.651% (LIBOR +
                              275 bps), 5/2/22                                                       126,316
                                                                                             ---------------
                                                                                             $       875,654
                                                                                             ---------------
                              Total Commercial & Professional Services                       $     1,120,192
------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.8%
                              Home Furnishings -- 0.3%
             522,133          Serta Simmons Bedding LLC, Second Lien Initial Term
                              Loan, 10.331% (LIBOR + 800 bps), 11/8/24                       $       418,577
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.5%
             348,250          Bass Pro Group LLC, Initial Term Loan, 6.901%
                              (LIBOR + 500 bps), 9/25/24                                     $       350,644
             360,038          Bombardier Recreational Products, Inc., Term B Loan,
                              4.4% (LIBOR + 250 bps), 6/30/23                                        362,739
                                                                                             ---------------
                                                                                             $       713,383
                                                                                             ---------------
                              Total Consumer Durables & Apparel                              $     1,131,960
------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 2.3%
                              Casinos & Gaming -- 0.5%
             164,957          Eldorado Resorts, Inc., Term Loan, 4.18% (LIBOR +
                              225 bps), 4/17/24                                              $       165,936
             556,398          Scientific Games International, Inc., Initial Term B-5
                              Loan, 4.726% (LIBOR + 275 bps), 8/14/24                                560,609
                                                                                             ---------------
                                                                                             $       726,545
------------------------------------------------------------------------------------------------------------
                              Education Services -- 0.8%
             731,363          KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                              6.052% (LIBOR + 375 bps), 8/12/22                              $       737,876
             466,667          Laureate Education, Inc., Series 2024 Term Loan,
                              5.401% (LIBOR + 350 bps), 4/26/24                                      470,459
                                                                                             ---------------
                                                                                             $     1,208,335
------------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.2%
             252,150          Fitness International LLC, Term B Loan, 5.55%
                              (LIBOR + 325 bps), 4/18/25                                     $       253,316
------------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.4%
             345,772          1011778 BC Unlimited Liability Co. (New Red
                              Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3
                              Loan, 4.151% (LIBOR + 225 bps), 2/16/24                        $       346,817
             241,026          Golden Nugget, Inc. (aka Landry's, Inc.), Initial Term
                              Loan B, 4.648% (LIBOR + 275 bps), 10/4/23                              242,344
                                                                                             ---------------
                                                                                             $       589,161
------------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.4%
             528,536          Creative Artists Agency LLC, Refinancing Term Loan,
                              4.897% (LIBOR + 300 bps), 2/15/24                              $       533,491
                                                                                             ---------------
                              Total Consumer Services                                        $     3,310,848
------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.1%
                              Diversified Capital Markets -- 0.2%
             243,750          Freedom Mortgage Corp., Initial Term Loan, 6.648%
                              (LIBOR + 475 bps), 2/23/22                                     $       246,949
------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.2%
             175,000          Duff & Phelps Investment Management Co., Initial
                              Term Loan, 5.552% (LIBOR + 325 bps), 2/13/25                   $       175,525
             178,603          LPL Holdings, Inc., Tranche B Term Loan, 4.557%
                              (LIBOR + 225 bps), 9/23/24                                             179,570
                                                                                             ---------------
                                                                                             $       355,095
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 17

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.7%
             200,000          CTC AcquiCo GmbH, Facility B2, 5.243% (LIBOR +
                              325 bps), 3/7/25                                               $       200,000
             242,500          DBRS, Ltd., Initial Term Loan, 7.234% (LIBOR +
                              525 bps), 3/4/22                                                       244,622
             496,250          Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                              Initial Term Loan, 7.56% (LIBOR + 525 bps), 4/29/24                    499,972
                                                                                             ---------------
                                                                                             $       944,594
                                                                                             ---------------
                              Total Diversified Financials                                   $     1,546,638
------------------------------------------------------------------------------------------------------------
                              ENERGY -- 1.9%
                              Oil & Gas Drilling -- 0.4%
             250,000          Gavilan Resources LLC, Second Lien Initial Term Loan,
                              7.897% (LIBOR + 600 bps), 3/1/24                               $       249,218
             250,000          Traverse Midstream Partners LLC, Advance Term Loan,
                              5.85% (LIBOR + 400 bps), 9/27/24                                       251,680
                                                                                             ---------------
                                                                                             $       500,898
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.1%
             280,014          FR Dixie Acquisition Corp., Term Loan, 6.734%
                              (LIBOR + 475 bps), 12/18/20                                    $       121,806
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.6%
             250,000          California Resources Corp., Term Loan, 12.273%
                              (LIBOR + 1,038 bps), 12/31/21                                  $       281,250
             550,000          Chesapeake Energy Corp., Term Loan, Class A, 9.444%
                              (LIBOR + 750 bps), 8/23/21                                             583,344
                                                                                             ---------------
                                                                                             $       864,594
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.4%
             669,643          Gulf Finance LLC, Tranche B Term Loan, 7.56%
                              (LIBOR + 525 bps), 8/25/23                                     $       612,723
------------------------------------------------------------------------------------------------------------
                              Pipeline -- 0.4%
             558,800          Summit Midstream Partners Holdings LLC, Term Loan
                              Credit Facility, 7.901% (LIBOR + 600 bps), 5/13/22             $       565,785
                                                                                             ---------------
                              Total Energy                                                   $     2,665,806
------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.6%
                              Agricultural Products -- 0.0%+
              98,499          NVA Holdings, Inc., First Lien Term B3 Loan, 5.052%
                              (LIBOR + 275 bps), 2/2/25                                      $        99,007
------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.6%
             462,424          Dole Food Co., Inc., Tranche B Term Loan, 4.648%
                              (LIBOR + 275 bps/PRIME + 200 bps), 4/6/24                      $       464,695
             348,250          Give and Go Prepared Foods Corp. (fka GG Foods
                              Acquisition Corp.), First Lien 2017 Term Loan, 6.194%
                              (LIBOR + 425 bps), 7/29/23                                             350,136
                                                                                             ---------------
                                                                                             $       814,831
                                                                                             ---------------
                              Total Food, Beverage & Tobacco                                 $       913,838
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
                              Health Care Facilities -- 0.7%
             148,191          CHS/Community Health Systems, Inc., Incremental 2019
                              Term G Loan, 4.984% (LIBOR + 300 bps), 12/31/19                $       146,052
             441,463          CHS/Community Health Systems, Inc., Incremental 2021
                              Term H Loan, 5.234% (LIBOR + 325 bps), 1/27/21                         428,771
             142,217          Envision Healthcare Corp. (fka Emergency Medical
                              Services Corp.), Initial Term Loan, 4.91% (LIBOR +
                              300 bps), 12/1/23                                                      143,119
             309,696          Kindred Healthcare, Inc., New Term Loan, 5.875%
                              (LIBOR + 350 bps), 4/9/21                                              311,094
                                                                                             ---------------
                                                                                             $     1,029,036
------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.2%
             247,494          ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                              Term B-1 Loan, 5.151% (LIBOR + 325 bps/PRIME +
                              225 bps), 7/27/23                                              $       249,427
             200,000          Genoa Healthcare Co., LLC, Second Lien Initial Term
                              Loan, 9.901% (LIBOR + 800 bps), 10/28/24                               202,750
             341,250          HC Group Holdings III, Inc., First Lien Initial Term Loan,
                              6.901% (LIBOR + 500 bps), 4/7/22                                       346,369
             196,800          National Mentor Holdings, Inc., Tranche B Term Loan,
                              5.302% (LIBOR + 300 bps), 1/31/21                                      198,399
             197,487          nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.401% (LIBOR + 450 bps), 10/20/22                      198,722
             492,500          Prospect Medical Holdings, Inc., Term B-1 Loan, 7.438%
                              (LIBOR + 550 bps), 2/22/24                                             494,347
                                                                                             ---------------
                                                                                             $     1,690,014
------------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.5%
             183,613          Kinetic Concepts, Inc., Dollar Term Loan, 5.552%
                              (LIBOR + 325 bps), 2/2/24                                      $       185,076
             495,000          Sterigenics-Nordion Holdings LLC, Incremental Term
                              Loan, 4.901% (LIBOR + 300 bps), 5/15/22                                498,326
                                                                                             ---------------
                                                                                             $       683,402
------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.6%
             247,500          Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                              Closing Date Term Loan, 4.651% (LIBOR + 275 bps),
                              3/1/24                                                         $       248,757
             250,000          Chloe OX Parent LLC, Initial Term Loan, 7.302%
                              (LIBOR + 500 bps), 12/23/24                                            252,031
             375,258^         Medical Card System, Inc., Term Loan, 2.848%
                              (LIBOR + 50 bps), 5/31/19                                              243,918
             167,875          Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.302%
                              (LIBOR + 200 bps), 3/7/24                                              168,924
                                                                                             ---------------
                                                                                             $       913,630
                                                                                             ---------------
                              Total Health Care Equipment & Services                         $     4,316,082
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                              Cleaning Products -- 0.1%
             148,875          Parfums Holding Co., Inc., First Lien Initial Term Loan,
                              7.052% (LIBOR + 475 bps), 6/30/24                              $       150,689
------------------------------------------------------------------------------------------------------------
                              Household Products -- 0.5%
             348,250          Alphabet Holding Co., Inc. (aka Nature's Bounty),
                              First Lien Initial Term Loan, 5.401% (LIBOR +
                              350 bps), 9/26/24                                              $       301,599
             397,000          WKI Holding Co., Inc., Initial Term Loan, 5.773%
                              (LIBOR + 400 bps), 5/1/24                                              398,985
                                                                                             ---------------
                                                                                             $       700,584
------------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.4%
             766,223          Revlon Consumer Products Corp., Initial Term B Loan,
                              5.401% (LIBOR + 350 bps), 9/7/23                               $       601,126
                                                                                             ---------------
                              Total Household & Personal Products                            $     1,452,399
------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.8%
                              Life & Health Insurance -- 0.4%
             488,892          Integro, Inc., First Lien Initial Term Loan, 7.658%
                              (LIBOR + 575 bps), 10/31/22                                    $       488,892
------------------------------------------------------------------------------------------------------------
                              Multi-Line Insurance -- 0.1%
             163,549          Alliant Holdings I LLC, Initial Term Loan, 5.151%
                              (LIBOR + 325 bps), 8/12/22                                     $       164,820
------------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 1.3%
             300,501          Acrisure LLC, 2017-2 First Lien Refinancing Term Loan,
                              6.609% (LIBOR + 425 bps), 11/22/23                             $       303,788
             593,765          Confie Seguros Holding II Co., Second Lien Term Loan,
                              11.484% (LIBOR + 950 bps), 5/8/19                                      579,416
             505,770          Confie Seguros Holding II Co., Term B Loan, 7.234%
                              (LIBOR + 525 bps), 4/19/22                                             506,718
             497,500          USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                              Loan, 5.302% (LIBOR + 300 bps), 5/16/24                                500,209
                                                                                             ---------------
                                                                                             $     1,890,131
                                                                                             ---------------
                              Total Insurance                                                $     2,543,843
------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 5.1%
                              Construction Materials -- 0.4%
             115,500          84 Lumber Co., Term B-1 Loan, 7.147% (LIBOR +
                              525 bps), 10/25/23                                             $       117,160
             493,734          American Bath Group LLC, First Lien Replacement
                              Term Loan, 7.552% (LIBOR + 525 bps), 9/30/23                           499,443
                                                                                             ---------------
                                                                                             $       616,603
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 1.3%
             310,101          Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                              Tranche B-2 Term Loan, 5.206% (LIBOR +
                              325 bps), 9/13/23                                              $       312,427
             233,627          Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                              Tranche B-3 Term Loan, 5.206% (LIBOR +
                              325 bps), 9/13/23                                                      235,379
             290,751          Chemours Co., Tranche B-2 US Dollar Term Loan,
                              3.66% (LIBOR + 175 bps), 4/3/25                                        291,387
             366,686          Tata Chemicals North America, Term Loan, 5.063%
                              (LIBOR + 275 bps), 8/7/20                                              371,041
             128,167          Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                              5.302% (LIBOR + 300 bps), 9/23/24                                      129,643
             295,770          Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                              (LIBOR + 300 bps), 9/23/24                                             299,177
             233,442          Univar USA, Inc., Term B-3 Loan, 4.401% (LIBOR +
                              250 bps), 7/1/24                                                       235,673
                                                                                             ---------------
                                                                                             $     1,874,727
------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.6%
             492,500          Global Brass and Copper, Inc., Initial Term Loan,
                              5.188% (LIBOR + 325 bps), 7/18/23                              $       497,425
             300,000(d)       US Silica Co., Term Loan B, 4/25/25                                    303,611
                                                                                             ---------------
                                                                                             $       801,036
------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.9%
             224,628          Coveris Holdings SA (fka Exopack Holdings SA), USD
                              Term B-1 Loan, 6.552% (LIBOR + 425 bps), 6/29/22               $       225,751
             473,204          Tank Holding Corp. (Roto Acquisition Corp.), Replacement
                              Term Loan, 5.726% (LIBOR + 350 bps), 3/16/22                           477,936
             597,000          Twist Beauty International Holdings SA, Facility B2,
                              5.295% (LIBOR + 300 bps), 4/22/24                                      600,731
                                                                                             ---------------
                                                                                             $     1,304,418
------------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.4%
             513,318          Caraustar Industries, Inc., Refinancing Term Loan,
                              7.802% (LIBOR + 550 bps), 3/14/22                              $       515,243
------------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.4%
             244,818          Expera Specialty Solutions LLC, Term Loan B, 6.151%
                              (LIBOR + 425 bps), 11/3/23                                     $       247,878
             161,060          Ranpak Corp., Second Lien Initial Term Loan, 9.147%
                              (LIBOR + 725 bps), 10/3/22                                             163,074
             197,455          Ranpak Corp., Tranche B-1 USD Term Loan, 5.15%
                              (LIBOR + 325 bps), 10/1/21                                             198,936
                                                                                             ---------------
                                                                                             $       609,888
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 21

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.8%
             267,822          MacDermid, Inc. (Platform Specialty Products Corp.),
                              Tranche B-6 Term Loan, 4.401% (LIBOR +
                              250 bps), 6/7/20                                               $       269,665
             567,277          Omnova Solutions, Inc., Term B-2 Loan, 5.151%
                              (LIBOR + 325 bps), 8/25/23                                             574,368
             248,128          Unifrax I LLC, Initial Dollar Term Loan, 5.802%
                              (LIBOR + 350 bps), 4/4/24                                              250,764
                                                                                             ---------------
                                                                                             $     1,094,797
------------------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
             491,281          Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                              Term Loan, 4.999% (LIBOR + 275 bps), 6/14/21                   $       494,454
                                                                                             ---------------
                              Total Materials                                                $     7,311,166
------------------------------------------------------------------------------------------------------------
                              MEDIA -- 2.5%
                              Advertising -- 0.5%
             246,267          CB Poly Investments LLC, First Lien Closing Date Term
                              Loan, 5.651% (LIBOR + 375 bps), 8/16/23                        $       248,730
             497,500          Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                              Loan, 5.901% (LIBOR + 400 bps), 11/8/24                                504,237
                                                                                             ---------------
                                                                                             $       752,967
------------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.9%
             162,542          A-L Parent LLC (aka Learfield Communications), First
                              Lien Initial Term Loan, 5.16% (LIBOR + 325 bps),
                              12/1/23                                                        $       164,574
             198,000          CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              March 2017 Refinancing Term Loan, 4.147% (LIBOR +
                              225 bps), 7/17/25                                                      198,223
             210,000          Hubbard Radio LLC, Term Loan, 4.91% (LIBOR +
                              300 bps), 3/28/25                                                      211,609
             216,064          MediArena Acquisition BV (fka AP NMT Acquisition BV),
                              First Lien Dollar Term B Loan, 8.058% (LIBOR +
                              575 bps), 8/13/21                                                      216,367
             447,656          Univision Communications, Inc., First Lien 2017
                              Replacement Repriced Term Loan, 4.651% (LIBOR +
                              275 bps), 3/15/24                                                      442,184
                                                                                             ---------------
                                                                                             $     1,232,957
------------------------------------------------------------------------------------------------------------
                              Publishing -- 1.1%
             484,079          DH Publishing LP, Term B-6 Loan, 4.144% (LIBOR +
                              225 bps), 8/20/23                                              $       486,759
             244,542          Houghton Mifflin Harcourt Co., Inc., Term Loan, 4.901%
                              (LIBOR + 300 bps), 5/28/21                                             227,424
              13,244          Lee Enterprises, Inc., First Lien Term Loan, 8.151%
                              (LIBOR + 625 bps), 3/31/19                                              13,285

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Publishing -- (continued)
             908,739          McGraw-Hill Global Education Holdings LLC, First Lien
                              Term B Loan, 5.901% (LIBOR + 400 bps), 5/4/22                  $       892,431
                                                                                             ---------------
                                                                                             $     1,619,899
                                                                                             ---------------
                              Total Media                                                    $     3,605,823
------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.8%
                              Life Sciences Tools & Services -- 0.3%
             362,577          Catalent Pharma Solutions, Inc. (fka Cardinal
                              Health 409, Inc.), Dollar Term Loan, 4.151% (LIBOR +
                              225 bps), 5/20/24                                              $       364,793
------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.5%
             495,000          Horizon Pharma, Inc., Third Amendment Refinanced Term
                              Loan, 5.188% (LIBOR + 325 bps), 3/29/24                        $       508,613
             246,722          VRX Escrow Corp., Series F-4 Tranche B Term Loan,
                              5.394% (LIBOR + 350 bps), 4/1/22                                       249,764
                                                                                             ---------------
                                                                                             $       758,377
                                                                                             ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences           $     1,123,170
------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.3%
                              Specialized REIT -- 0.3%
             488,803          Communications Sales & Leasing, Inc. (CSL Capital
                              LLC), Shortfall Term Loan, 4.901% (LIBOR +
                              300 bps), 10/24/22                                             $       473,281
                                                                                             ---------------
                              Total Real Estate                                              $       473,281
------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.8%
                              Automotive Retail -- 0.4%
             630,628          CWGS Group LLC, Term Loan, 4.641% (LIBOR +
                              275/300 bps), 11/23/23                                         $       634,963
------------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.3%
             497,403          Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                              5.141% (LIBOR + 325 bps), 10/25/20                             $       438,780
------------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
             153,729          PetSmart, Inc., Tranche B-2 Term Loan, 4.89%
                              (LIBOR + 300 bps), 3/11/22                                     $       120,806
                                                                                             ---------------
                              Total Retailing                                                $     1,194,549
------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.5%
                              Semiconductors -- 0.5%
             492,452          MACOM Technology Solutions Holdings, Inc.

                              (fka M/A-COM Technology Solutions Holdings, Inc.),
                              Initial Term Loan, 4.151% (LIBOR + 225 bps), 5/17/24           $       485,373
             247,481          Micron Technology, Inc., Term Loan, 3.66% (LIBOR +
                              175 bps), 4/26/22                                                      249,570
                                                                                             ---------------
                              Total Semiconductors & Semiconductor Equipment                 $       734,943
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 23

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 2.2%
                              Application Software -- 0.3%
             500,000          STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              7.151% (LIBOR + 525 bps), 6/30/22                              $       500,625
------------------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.2%
             230,733          First Data Corp., 2024A New Dollar Term Loan, 4.147%
                              (LIBOR + 225 bps), 4/26/24                                     $       231,832
------------------------------------------------------------------------------------------------------------
                              Internet Software & Services -- 0.2%
             234,686          Avast Holding BV, Refinancing Dollar Term Loan,
                              5.052% (LIBOR + 275 bps), 9/30/23                              $       236,391
------------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 1.2%
             346,999          Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                              Tranche B-1 Term Loan, 4.151% (LIBOR + 225 bps),
                              2/15/24                                                        $       348,927
             247,505          Rackspace Hosting, Inc., First Lien Initial Term B Loan,
                              4.787% (LIBOR + 300 bps), 11/3/23                                      247,230
             300,000          Rocket Software, Inc., Second Lien Term Loan,
                              11.802% (LIBOR + 950 bps), 10/14/24                                    304,250
             609,375          Sitel Worldwide Corp., First Lien Term B-1 Loan,
                              7.875% (LIBOR + 550 bps), 9/18/21                                      613,945
             248,125          Tempo Acquisition LLC, Initial Term Loan, 4.901%
                              (LIBOR + 300 bps), 5/1/24                                              249,769
                                                                                             ---------------
                                                                                             $     1,764,121
------------------------------------------------------------------------------------------------------------
                              Systems Software -- 0.3%
              51,870          MA FinanceCo., LLC (aka Micro Focus International Plc),
                              Tranche B-3 Term Loan, 4.651% (LIBOR + 275 bps),
                              6/21/24                                                        $        51,546
             347,130          Seattle Spinco, Inc. (aka Micro Focus International Plc),
                              Initial Term Loan, 4.651% (LIBOR + 275 bps), 6/21/24                   345,394
                                                                                             ---------------
                                                                                             $       396,940
                                                                                             ---------------
                              Total Software & Services                                      $     3,129,909
------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                              Communications Equipment -- 0.4%
             623,438          Avaya, Inc., Initial Term Loan, 6.647% (LIBOR +
                              475 bps), 12/15/24                                             $       631,231
------------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.4%
             545,180          Mirion Technologies (Finance) LLC (Mirion
                              Technologies, Inc.), First Lien Initial Term Loan, 7.052%
                              (LIBOR + 475 bps), 3/31/22                                     $       544,668
                                                                                             ---------------
                              Total Technology Hardware & Equipment                          $     1,175,899
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.3%
                              Integrated Telecommunication Services -- 0.9%
             748,125          CenturyLink, Inc., Initial Term B Loan, 4.651% (LIBOR +
                              275 bps), 1/31/25                                              $       738,071
             486,811          Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                              4.148% (LIBOR + 225 bps), 2/22/24                                      489,202
                                                                                             ---------------
                                                                                             $     1,227,273
------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.4%
             199,000          Digicel International Finance, Ltd., First Lien Initial Term B
                              Loan, 5.61% (LIBOR + 325 bps), 5/27/24                         $       199,125
             346,500          Sprint Communications, Inc., Initial Term Loan, 4.438%
                              (LIBOR + 250 bps), 2/2/24                                              347,799
                                                                                             ---------------
                                                                                             $       546,924
                                                                                             ---------------
                              Total Telecommunication Services                               $     1,774,197
------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.1%
                              Marine -- 0.6%
             559,916          Commercial Barge Line Co., Initial Term Loan, 10.651%
                              (LIBOR + 875 bps), 11/12/20                                    $       330,141
             475,000          Navios Maritime Partners LP, Initial Term Loan, 7.08%
                              (LIBOR + 500 bps), 9/14/20                                             477,969
                                                                                             ---------------
                                                                                             $       808,110
------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.5%
             684,029          YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.401%
                              (LIBOR + 850 bps), 7/26/22                                     $       691,082
                                                                                             ---------------
                              Total Transportation                                           $     1,499,192
------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 1.4%
                              Electric Utilities -- 0.7%
             508,651          APLP Holdings, Ltd., Partnership, Term Loan, 4.901%
                              (LIBOR + 300 bps), 4/13/23                                     $       514,215
             484,610          TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                              5.651% (LIBOR + 375 bps), 10/2/23                                      486,580
                                                                                             ---------------
                                                                                             $     1,000,795
------------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 0.7%
             453,786          Dynegy, Inc., Tranche C-2 Term Loan, 4.398% (LIBOR +
                              250 bps), 2/7/24                                               $       457,370
             530,000          TerraForm AP Acquisition Holdings LLC, Term Loan,
                              6.552% (LIBOR + 425 bps), 6/27/22                                      533,975
                                                                                             ---------------
                                                                                             $       991,345
                                                                                             ---------------
                              Total Utilities                                                $     1,992,140
------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $52,251,862)                                             $    52,065,742
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 25

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS --
                              95.3% of Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.8%
                              Auto Parts & Equipment -- 0.8%
EUR          165,000(e)       IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                              9/15/23 (144A)                                                 $       205,542
EUR          395,000(e)       IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                              9/15/26 (144A)                                                         501,059
             454,000          International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                                  455,816
                                                                                             ---------------
                              Total Automobiles & Components                                 $     1,162,417
------------------------------------------------------------------------------------------------------------
                              BANKS -- 4.5%
                              Diversified Banks -- 3.6%
             200,000          Access Bank Plc, 10.5%, 10/19/21 (144A)                        $       222,936
             300,000(a)       Banco de Galicia y Buenos Aires, 8.25% (5 Year CMT
                              Index + 716 bps), 7/19/26 (144A)                                       322,410
             200,000(a)(f)    Banco Santander SA, 6.375% (5 Year USD Swap
                              Rate + 479 bps)                                                        202,677
             950,000(a)(f)    BNP Paribas SA, 7.625% (5 Year USD Swap
                              Rate + 631 bps) (144A)                                               1,023,387
             240,000(a)(f)    Goldman Sachs Capital II, 4.0% (3 Month USD
                              LIBOR + 77 bps)                                                        204,480
             350,000(a)(f)    ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                    360,255
             225,000(a)(f)    Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                              Rate + 546 bps) (144A)                                                 237,937
             250,000(a)(f)    Royal Bank of Scotland Group Plc, 8.0% (5 Year
                              USD Swap Rate + 572 bps)                                               273,438
             400,000(a)(f)    Royal Bank of Scotland Group Plc, 8.625% (5 Year
                              USD Swap Rate + 760 bps)                                               438,000
             200,000          Sberbank of Russia Via SB Capital SA, 5.25%,
                              5/23/23 (144A)                                                         198,500
             460,000(a)(f)    Societe Generale SA, 7.375% (5 Year USD Swap
                              Rate + 624 bps) (144A)                                                 487,600
             344,000(a)       Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
                              Rate + 585 bps), 11/1/27 (144A)                                        349,880
             750,000          UBS AG, 7.625%, 8/17/22                                                842,775
                                                                                             ---------------
                                                                                             $     5,164,275
------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.9%
             880,000          Financiera Independencia SAB de CV SOFOM ENR,
                              8.0%, 7/19/24 (144A)                                           $       855,800
             450,000          Vnesheconombank Via VEB Finance Plc, 6.902%,
                              7/9/20 (144A)                                                          467,168
                                                                                             ---------------
                                                                                             $     1,322,968
                                                                                             ---------------
                              Total Banks                                                    $     6,487,243
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.1%
                              Agricultural & Farm Machinery -- 0.4%
             505,000          Titan International, Inc., 6.5%, 11/30/23 (144A)               $       512,575
------------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.3%
             455,000          Tutor Perini Corp., 6.875%, 5/1/25 (144A)                      $       466,238
------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.4%
             490,000          APTIM Corp., 7.75%, 6/15/25 (144A)                             $       427,525
             126,169(e)       Boart Longyear Management Pty, Ltd., 10.0%
                              (12.0% PIK 10.0% cash), 12/31/22                                       123,961
               5,000          Park-Ohio Industries, Inc., 6.625%, 4/15/27                              5,188
                                                                                             ---------------
                                                                                             $       556,674
                                                                                             ---------------
                              Total Capital Goods                                            $     1,535,487
------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 2.0%
                              Homebuilding -- 0.8%
             135,000          Beazer Homes USA, Inc., 8.75%, 3/15/22                         $       145,327
             350,000          Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                                         354,812
             250,000          KB Home, 7.0%, 12/15/21                                                265,313
             340,000          KB Home, 7.625%, 5/15/23                                               373,575
                                                                                             ---------------
                                                                                             $     1,139,027
------------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.5%
             560,000          PetSmart, Inc., 5.875%, 6/1/25 (144A)                          $       401,800
             539,000          PetSmart, Inc., 7.125%, 3/15/23 (144A)                                 312,620
                                                                                             ---------------
                                                                                             $       714,420
------------------------------------------------------------------------------------------------------------
                              Textiles -- 0.7%
             655,000          Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)                  $       569,850
             460,000          Springs Industries, Inc., 6.25%, 6/1/21                                466,325
                                                                                             ---------------
                                                                                             $     1,036,175
                                                                                             ---------------
                              Total Consumer Durables & Apparel                              $     2,889,622
------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 3.5%
                              Casinos & Gaming -- 1.8%
EUR          750,000          Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)          $       950,283
             365,000          MGM Resorts International, 6.0%, 3/15/23                               381,881
             100,000          Scientific Games International, Inc., 6.25%, 9/1/20                    100,125
           1,050,000          Scientific Games International, Inc., 10.0%, 12/1/22                 1,131,690
                                                                                             ---------------
                                                                                             $     2,563,979
------------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.8%
             320,000          Hilton Grand Vacations Borrower LLC / Hilton Grand
                              Vacations Borrower, Inc., 6.125%, 12/1/24                      $       338,432
             250,000          Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                   264,450

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 27

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- (continued)
             366,000          Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                   $       353,190
             245,000          Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                            246,225
                                                                                             ---------------
                                                                                             $     1,202,297
------------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.4%
             495,000          Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                    $       502,425
------------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.5%
             160,000          Monitronics International, Inc., 9.125%, 4/1/20                $       113,440
             540,000          StoneMor Partners LP / Cornerstone Family Services WV,
                              7.875%, 6/1/21                                                         533,250
                                                                                             ---------------
                                                                                             $       646,690
                                                                                             ---------------
                              Total Consumer Services                                        $     4,915,391
------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 8.4%
                              Consumer Finance -- 1.0%
             600,000          Credito Real SAB de CV SOFOM ER, 7.25%,
                              7/20/23 (144A)                                                 $       617,280
             445,000          Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                              4/1/20 (144A)                                                          448,894
             440,000          TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                         418,968
                                                                                             ---------------
                                                                                             $     1,485,142
------------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 1.3%
             480,000          Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                $       480,000
             710,000          Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                          710,000
             615,000          Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.,
                              6.375%, 12/15/22 (144A)                                                627,300
                                                                                             ---------------
                                                                                             $     1,817,300
------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 4.8%
           6,000,000^(b)      Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                                $     6,816,404
------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.5%
             175,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                                   $       177,187
             580,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                           595,950
                                                                                             ---------------
                                                                                             $       773,137
------------------------------------------------------------------------------------------------------------
                              Supranational -- 0.8%
             200,000          Banque Ouest Africaine de Developpement, 5.0%,
                              7/27/27 (144A)                                                 $       196,300
             680,000          Banque Ouest Africaine de Developpement, 5.5%,
                              5/6/21 (144A)                                                          699,550
IDR    2,730,000,000          European Investment Bank, 7.2%, 7/9/19 (144A)                          196,813
                                                                                             ---------------
                                                                                             $     1,092,663
                                                                                             ---------------
                              Total Diversified Financials                                   $    11,984,646
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              ENERGY -- 17.2%
                              Integrated Oil & Gas -- 3.0%
             145,000          Ascent Resources Utica Holdings LLC / ARU Finance
                              Corp., 10.0%, 4/1/22 (144A)                                    $       155,875
             950,000          Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                   912,000
             410,000          Petrobras Global Finance BV, 6.25%, 3/17/24                            431,320
             650,000          Petrobras Global Finance BV, 7.375%, 1/17/27                           697,125
             390,000          Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                              8/14/19 (144A)                                                         410,475
             995,000          YPF SA, 6.95%, 7/21/27 (144A)                                          978,831
             325,000          YPF SA, 8.875%, 12/19/18 (144A)                                        334,344
ARS        7,750,000          YPF SA, 16.5%, 5/9/22 (144A)                                           350,164
                                                                                             ---------------
                                                                                             $     4,270,134
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 1.0%
             225,000          Ensco Plc, 7.75%, 2/1/26                                       $       212,063
             600,000          Precision Drilling Corp., 7.125%, 1/15/26 (144A)                       606,000
             375,000          Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                   380,625
             120,000          Transocean, Inc., 7.5%, 1/15/26 (144A)                                 121,200
             160,000          Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                        153,400
                                                                                             ---------------
                                                                                             $     1,473,288
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 1.6%
             540,000          Archrock Partners LP / Archrock Partners Finance Corp.,
                              6.0%, 10/1/22                                                  $       540,000
             383,000          Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                              379,170
             750,000          KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                       772,500
             425,000          McDermott International, Inc., 8.0%, 5/1/21 (144A)                     433,500
             170,000          SESI LLC, 7.75%, 9/15/24 (144A)                                        175,950
                                                                                             ---------------
                                                                                             $     2,301,120
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 6.2%
             300,000          Alta Mesa Holdings LP / Alta Mesa Finance Services
                              Corp., 7.875%, 12/15/24                                        $       310,500
             795,000          Covey Park Energy LLC / Covey Park Finance Corp.,
                              7.5%, 5/15/25 (144A)                                                   798,975
             410,000          Great Western Petroleum LLC / Great Western Finance
                              Corp., 9.0%, 9/30/21 (144A)                                            422,300
             740,000          Gulfport Energy Corp., 6.0%, 10/15/24                                  703,000
             450,000          Gulfport Energy Corp., 6.375%, 5/15/25                                 431,861
             335,000          Halcon Resources Corp., 6.75%, 2/15/25 (144A)                          332,906
              67,000          Halcon Resources Corp., 6.75%, 2/15/25                                  66,916
             420,000          MEG Energy Corp., 6.5%, 1/15/25 (144A)                                 420,084
           1,045,000          Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                   1,063,442
             450,000          Novatek OAO via Novatek Finance, DAC, 4.422%,
                              12/13/22 (144A)                                                        440,267
             390,000          Oasis Petroleum, Inc., 6.875%, 3/15/22                                 401,700

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 29

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- (continued)
             571,627(e)       PetroQuest Energy, Inc., 10.0% (9.0% PIK
                              1.0% cash), 2/15/21                                            $       448,727
             400,000          Resolute Energy Corp., 8.5%, 5/1/20 (144A)                             400,000
             225,000          Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                            227,250
             870,000          Sanchez Energy Corp., 7.75%, 6/15/21                                   806,925
             707,000          SEPLAT Petroleum Development Co. Plc, 9.25%,
                              4/1/23 (144A)                                                          715,979
             480,000          Whiting Petroleum Corp., 5.75%, 3/15/21                                491,400
             100,000          Whiting Petroleum Corp., 6.625%, 1/15/26 (144A)                        102,500
             150,000          WPX Energy, Inc., 8.25%, 8/1/23                                        170,250
                                                                                             ---------------
                                                                                             $     8,754,982
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.6%
             669,000          Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21                                   $       660,637
             200,000          PBF Holding Co., LLC / PBF Finance Corp.,
                              7.0%, 11/15/23                                                         206,500
                                                                                             ---------------
                                                                                             $       867,137
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 4.8%
             220,000          Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                              6.125%, 11/15/22 (144A)                                        $       225,500
             200,000          Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                    218,752
             230,000          DCP Midstream Operating LP, 5.6%, 4/1/44                               225,400
             555,000          Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                     550,838
             450,000(c)       Energy Transfer Partners LP, 5.376% (3 Month USD
                              LIBOR + 302 bps), 11/1/66                                              391,500
             118,000          EnLink Midstream Partners LP, 5.05%, 4/1/45                            106,958
             344,000          EnLink Midstream Partners LP, 5.6%, 4/1/44                             335,811
             950,000          Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                          964,250
             480,000          Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                  484,800
             585,000          Hess Infrastructure Partners LP / Hess Infrastructure
                              Partners Finance Corp., 5.625%, 2/15/26 (144A)                         590,850
             765,000          PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23 (144A)                                                 772,650
             170,000          PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                        171,700
             600,000          TransMontaigne Partners LP / TLP Finance Corp.,
                              6.125%, 2/15/26                                                        597,000
           1,175,000          Williams Cos., Inc., 5.75%, 6/24/44                                  1,224,938
                                                                                             ---------------
                                                                                             $     6,860,947
                                                                                             ---------------
                              Total Energy                                                   $    24,527,608
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Food Retail -- 0.3%
             200,000          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)              $       188,000
             169,849(g)       Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                              69,650
             260,000          Tops Holding LLC / Tops Markets II Corp., 8.0%,
                              6/15/22 (144A)                                                         122,200
                                                                                             ---------------
                              Total Food & Staples Retailing                                 $       379,850
------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 4.6%
                              Agricultural Products -- 0.3%
             444,769          Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                 $       411,411
------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 3.7%
             655,000          JBS Investments GmbH, 7.25%, 4/3/24 (144A)                     $       645,797
           1,317,000          MARB BondCo Plc, 6.875%, 1/19/25 (144A)                              1,237,980
             975,000          Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                        985,969
             700,000          Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)                     719,250
             580,000          Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                            548,100
             600,000          Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                           594,000
EUR          411,000          Picard Bonco, 5.5%, 11/30/24 (144A)                                    488,903
                                                                                             ---------------
                                                                                             $     5,219,999
------------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.6%
             160,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)         $       165,200
             800,000          Alliance One International, Inc., 9.875%, 7/15/21                      758,000
                                                                                             ---------------
                                                                                             $       923,200
                                                                                             ---------------
                              Total Food, Beverage & Tobacco                                 $     6,554,610
------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.8%
                              Health Care Facilities -- 1.5%
             700,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                      $       718,375
             810,000          RegionalCare Hospital Partners Holdings, Inc.,
                              8.25%, 5/1/23 (144A)                                                   850,257
             455,000          Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                      395,850
             167,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                     168,252
                                                                                             ---------------
                                                                                             $     2,132,734
------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.3%
             425,000          BioScrip, Inc., 8.875%, 2/15/21                                $       408,000
                                                                                             ---------------
                              Total Health Care Equipment & Services                         $     2,540,734
------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 26.4%
                              Reinsurance -- 26.4%
             500,000+(h)(i)   Ailsa Re 2017, Variable Rate Notes, 6/15/18                    $       499,600
             500,000(c)       Alamo Re, 5.47% (3 Month U.S. Treasury Bill + 375 bps),
                              6/8/20 (144A) (Cat Bond)                                               508,350
             500,000(c)       Aozora Re, 4.484% (6 Month USD LIBOR + 220 bps),
                              4/7/20 (144A) (Cat Bond)                                               504,100

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 31

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
           1,460,307+(h)(i)   Berwick Re 2018-1, Variable Rate Notes, 12/31/21               $     1,484,548
             400,000+(h)(i)   Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                      415,160
             750,000(c)       Bosphorus Re, 4.761% (6 Month USD LIBOR +
                              325 bps), 8/17/18 (144A) (Cat Bond)                                    753,450
             250,000+(h)(i)   Brotherhood Mutual Insurance, Variable Rate
                              Notes, 12/31/20                                                        261,000
             400,000(c)       Caelus Re V, Series C, 8.307% (3 Month U.S. Treasury
                              Bill + 650 bps), 6/5/20 (144A) (Cat Bond)                                9,120
             375,000(c)       Caelus Re V, 11.057% (3 Month U.S. Treasury Bill +
                              925 bps), 6/5/20 (144A) (Cat Bond)                                       5,550
             800,000+(h)(i)   Carnoustie Re 2015, Variable Rate Notes, 7/1/18                         16,320
           1,000,000+(h)(i)   Carnoustie Re 2016, Variable Rate Notes, 11/30/20                      108,200
           1,000,000+(h)(i)   Carnoustie Re 2017, Variable Rate Notes, 11/30/21                      301,400
             250,000+(h)(i)   Carnoustie Re 2018, Variable Rate Notes, 12/31/21                      255,200
             400,000+(h)(i)   Castle Stuart Re 2018, Variable Rate Notes, 12/1/21                    402,480
             750,000(c)       Citrus Re, 9.547% (3 Month U.S. Treasury Bill +
                              774 bps), 2/25/19 (144A) (Cat Bond)                                    750,750
             500,000+(h)(i)   Clarendon Re 2018, Variable Rate Notes, 1/15/19                        439,100
             750,000(c)       Cranberry Re, 4.073% (6 Month USD LIBOR +
                              200 bps), 7/13/20 (144A) (Cat Bond)                                    757,500
             500,000+(h)(i)   Cypress Re 2018, Variable Rate Notes, 1/15/19                          471,850
             650,000+(h)(i)   Cyprus Re 2017, Variable Rate Notes, 1/10/19                           297,440
             250,000+(h)(i)   Darmouth Re 2018, Variable Rate Notes, 1/15/19                         204,225
             400,000+(h)(i)   Denning Re 2017, Variable Rate Notes, 7/13/18                          399,880
             250,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/21 (144A)                        176,050
             750,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/22 (144A)                        772,200
             250,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/22 (144A)                        257,400
             250,000(c)       Galilei Re, 9.948% (6 Month USD LIBOR + 841 bps),
                              1/8/21 (144A) (Cat Bond)                                               251,625
             250,000(c)       Galilei Re, 15.398% (6 Month USD LIBOR + 1,388 bps),
                              1/8/20 (144A) (Cat Bond)                                               247,225
             250,000(c)       Galilei Re, 15.418% (6 Month USD LIBOR +
                              1,388 bps), 1/8/21 (144A) (Cat Bond)                                   249,425
             500,000(c)       Galileo Re, 9.109% (3 Month USD LIBOR + 750 bps),
                              11/6/20 (144A) (Cat Bond)                                              502,900
             250,000(c)       Galileo Re, 10.747% (3 Month U.S. Treasury Bill +
                              894 bps), 1/8/19 (144A) (Cat Bond)                                     248,400
             250,000(c)       Galileo Re, 15.317% (3 Month U.S. Treasury Bill +
                              1,351 bps), 1/8/19 (144A) (Cat Bond)                                   250,725
           2,400,000+(h)(i)   Gleneagles Re 2016, Variable Rate Notes, 11/30/20                      281,280
           1,500,000+(h)(i)   Gleneagles Re 2017, Variable Rate Notes, 11/30/21                    1,066,650
             250,000+(h)(i)   Gleneagles Re 2018, Variable Rate Notes, 12/31/21                      257,300
             300,000+(h)(i)   Gloucester Re 2018, Variable Rate Notes, 1/15/19                       218,880
           1,000,000+(h)(i)   Gullane Re 2018, Variable Rate Notes, 12/31/21                         975,900

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
           1,000,000+(h)(i)   Harambee Re 2018, Variable Rate Notes, 12/31/21                $     1,003,900
             750,000(c)       Integrity Re, 5.322% (6 Month USD LIBOR + 325 bps),
                              6/10/20 (144A) (Cat Bond)                                              747,825
             500,000(c)       Integrity Re, 6.072% (6 Month USD LIBOR + 400 bps),
                              6/10/20 (144A) (Cat Bond)                                              499,450
             250,000(c)       International Bank for Reconstruction & Development,
                              7.626% (6 Month USD LIBOR + 590 bps), 12/20/19
                              (144A) (Cat Bond)                                                      249,975
             300,000(c)       International Bank for Reconstruction & Development,
                              8.388% (6 Month USD LIBOR + 7 bps), 7/15/20
                              (144A) (Cat Bond)                                                      299,991
             250,000(c)       International Bank for Reconstruction & Development,
                              11.026% (6 Month USD LIBOR + 930 bps), 12/20/19
                              (144A) (Cat Bond)                                                      249,952
             300,000(c)       International Bank for Reconstruction & Development,
                              13.126% (6 Month USD LIBOR + 1,150 bps), 7/15/20
                              (144A) (Cat Bond)                                                      299,790
             326,836+(h)(i)   Kilarney Re 2018, Variable Rate Notes, 4/15/19                         336,968
             500,000(c)       Kilimanjaro II Re, 9.322% (6 Month USD LIBOR +
                              714 bps), 4/20/21 (144A) (Cat Bond)                                    505,450
             500,000(c)       Kilimanjaro II Re, 11.672% (6 Month USD LIBOR +
                              949 bps), 4/20/21 (144A) (Cat Bond)                                    503,850
             500,000(c)       Kizuna Re II, 4.307% (3 Month U.S. Treasury Bill +
                              250 bps), 4/11/23 (144A) (Cat Bond)                                    500,300
             750,000+(h)(i)   Lahinch Re 2017, Variable Rate Notes, 5/10/22                           25,125
EUR          500,000(c)       Lion II Re, 3.17% (3 Month EURIBOR + 317 bps),
                              7/15/21 (144A) (Cat Bond)                                              605,077
           1,000,000+(h)(i)   Lorenz Re 2017, Variable Rate Notes, 3/31/20                           867,600
             500,000+(h)(i)   Madison Re 2018, Variable Rate Notes, 12/31/21                         516,450
             350,000+(h)(i)   Merion Re 2018, Variable Rate Notes, 12/31/21                          305,165
             500,000+(h)(i)   Merion Re 2018-2, Variable Rate Notes, 12/31/21                        527,500
             500,000(c)       Merna Re, 3.807% (3 Month U.S. Treasury Bill +
                              200 bps), 4/8/20 (144A) (Cat Bond)                                     500,500
             500,000(c)       Nakama Re, 4.28% (6 Month USD LIBOR + 220 bps),
                              10/13/21 (144A) (Cat Bond)                                             506,000
             250,000+(h)(i)   NCM Re 2018, Variable Rate Notes, 12/31/21                             255,725
             750,000(c)       Northshore Re II, 9.057% (3 Month U.S. Treasury Bill +
                              725 bps), 7/6/20 (144A) (Cat Bond)                                     755,250
             400,000+(h)(i)   Old Head Re 2018, Variable Rate Notes, 12/31/21                        341,880
             300,000+(h)(i)   Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                       273,780
           3,000,000+(h)(i)   Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                           6,154
           2,000,000+(h)(i)   Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                        19,095
           2,000,000+(h)(i)   Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                        31,430
           1,000,000+(h)(i)   Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                     1,050,800
             750,000+(h)(i)   Portrush 2017, Variable Rate Notes, 6/15/18                            698,550

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 33

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
           2,000,000(c)       Queen Street X Re, 7.557% (3 Month U.S. Treasury Bill +
                              575 bps), 6/8/18 (144A) (Cat Bond)                             $     2,000,400
             700,000+(h)(i)   Resilience Re, Variable Rate Notes, 4/1/18                             528,850
             750,000+(h)(i)   Resilience Re, Variable Rate Notes, 6/4/18                             753,375
AUD          250,000+(h)(i)   Rewire Securities LLC, Variable Rate Notes, 7/15/18                    186,782
             500,000(c)       Sanders Re, 5.324% (6 Month USD LIBOR + 325 bps),
                              6/5/20 (144A) (Cat Bond)                                               503,400
             500,000+(h)(i)   Seminole Re 2018, Variable Rate Notes, 1/15/19                         448,300
             750,000+(h)(i)   Shinnecock Re 2017, Variable Rate Notes, 6/15/18                       746,250
           1,000,000+(h)(i)   Silverton Re 2016, Variable Rate Notes, 9/17/18 (144A)                   8,100
           1,000,000+(h)(i)   Silverton Re 2017, Variable Rate Notes, 9/16/19 (144A)                 380,000
             500,000(c)       Spectrum Capital, 7.661% (6 Month USD LIBOR +
                              575 bps), 6/8/21 (144A) (Cat Bond)                                     494,450
           1,000,000+(h)(i)   St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                     202,400
             500,000+(h)(i)   Thopas Re 2018, Variable Rates Notes, 12/31/21                         511,950
             400,000(c)       Ursa Re, 5.25% (3 Month U.S. Treasury Bill + 525 bps),
                              12/10/20 (144A) (Cat Bond)                                             402,680
             500,000+(h)(i)   Versutus Re 2018, Variable Rate Notes, 12/31/21                        506,950
             500,000+(h)(i)   Viribus Re 2018, Variable Rate Notes, 12/31/21                         521,900
           1,000,000(c)       Vitality Re VII, 4.457% (3 Month U.S. Treasury Bill +
                              265 bps), 1/7/20 (144A) (Cat Bond)                                   1,012,700
             500,000+(h)(i)   Wentworth Re 2017, Variable Rate Notes, 7/13/18                        489,600
             250,000+(h)(i)   Wentworth 2018, Variable Rate Notes, 12/31/21                          225,125
             500,000+(h)(i)   Woburn Re 2018, Variable Rate Notes, 12/31/21                          512,500
                                                                                             ---------------
                              Total Insurance                                                $    37,520,427
------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 6.6%
                              Commodity Chemicals -- 0.6%
             300,000          Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                    $       377,742
             175,000          Hexion US Finance Corp., 6.625%, 4/15/20                               164,281
             336,000          Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                              4/1/25 (144A)                                                          346,080
                                                                                             ---------------
                                                                                             $       888,103
------------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.2%
             215,000          Cemex SAB de CV, 7.75%, 4/16/26 (144A)                         $       235,748
------------------------------------------------------------------------------------------------------------
                              Copper -- 1.0%
             500,000          First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)            $       475,000
             425,000          First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                     423,853
             465,000          Freeport-McMoRan, Inc., 3.55%, 3/1/22                                  448,725
                                                                                             ---------------
                                                                                             $     1,347,578
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.8%
              55,000          Blue Cube Spinco, Inc., 9.75%, 10/15/23                        $        63,250
              55,000          Blue Cube Spinco, Inc., 10.0%, 10/15/25                                 64,487
           1,025,000          Koks OAO Via Koks Finance, DAC, 7.5%, 5/4/22 (144A)                  1,038,157
                                                                                             ---------------
                                                                                             $     1,165,894
------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.6%
             200,000          Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                   $       208,500
IDR      812,959,000^         PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                58,434
              70,000          Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                               78,137
             160,000          Vale Overseas, Ltd., 6.25%, 8/10/26                                    176,464
             375,000          Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                          377,325
                                                                                             ---------------
                                                                                             $       898,860
------------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.2%
             200,000          CVR Partners LP / CVR Nitrogen Finance Corp.,
                              9.25%, 6/15/23 (144A)                                          $       205,750
------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 1.6%
             100,000(e)       ARD Finance SA, 7.125% (7.875% PIK
                              0.0% cash), 9/15/23                                            $       102,250
             320,000          Ardagh Packaging Finance Plc / Ardagh Holdings
                              USA, Inc., 7.25%, 5/15/24 (144A)                                       337,600
EUR          150,000          Horizon Holdings I SAS, 7.25%, 8/1/23 (144A)                           189,535
EUR        1,365,000          SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                    1,715,019
                                                                                             ---------------
                                                                                             $     2,344,404
------------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
             390,000          Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                                 $       413,400
------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.4%
             410,000          A Schulman, Inc., 6.875%, 6/1/23                               $       430,500
             150,000          Koppers, Inc., 6.0%, 2/15/25 (144A)                                    152,625
                                                                                             ---------------
                                                                                             $       583,125
------------------------------------------------------------------------------------------------------------
                              Steel -- 0.9%
           1,093,000          Metinvest BV, 7.75%, 4/23/23 (144A)                            $     1,062,615
             215,000          SunCoke Energy Partners LP / SunCoke Energy Partners
                              Finance Corp., 7.5%, 6/15/25 (144A)                                    220,912
                                                                                             ---------------
                                                                                             $     1,283,527
                                                                                             ---------------
                              Total Materials                                                $     9,366,389
------------------------------------------------------------------------------------------------------------
                              MEDIA -- 1.9%
                              Advertising -- 0.2%
             270,000          MDC Partners, Inc., 6.5%, 5/1/24 (144A)                        $       265,613
------------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.2%
             315,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                         $       302,337
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 35

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.5%
             250,000          Altice Finco SA, 8.125%, 1/15/24 (144A)                        $       256,562
             300,000          Altice SA, 7.75%, 5/15/22 (144A)                                       286,500
             220,000          DISH DBS Corp., 7.75%, 7/1/26                                          200,063
                                                                                             ---------------
                                                                                             $       743,125
------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.4%
             600,000          Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                     $       465,000
------------------------------------------------------------------------------------------------------------
                              Publishing -- 0.6%
             855,000          Gannett Co., Inc., 6.375%, 10/15/23                            $       882,787
                                                                                             ---------------
                              Total Media                                                    $     2,658,862
------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 1.9%
                              Pharmaceuticals -- 1.9%
             650,000          Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                              6.0%, 7/15/23 (144A)                                           $       472,875
             240,000          Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                              6.0%, 2/1/25 (144A)                                                    168,600
             225,000          Horizon Pharma, Inc., 6.625%, 5/1/23                                   225,000
              70,000          Horizon Pharma, Inc. / Horizon Pharma USA, Inc.,
                              8.75%, 11/1/24 (144A)                                                   74,550
EUR          450,000          VRX Escrow Corp., 4.5%, 5/15/23                                        493,907
EUR          345,000          VRX Escrow Corp., 4.5%, 5/15/23 (144A)                                 378,662
             494,000          VRX Escrow Corp., 5.875%, 5/15/23 (144A)                               453,862
             430,000          VRX Escrow Corp., 7.0%, 3/15/24 (144A)                                 453,650
                                                                                             ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences           $     2,721,106
------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.0%
                              Specialized REIT -- 1.0%
           1,520,000          Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23           $     1,455,400
                                                                                             ---------------
                              Total Real Estate                                              $     1,455,400
------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.5%
                              Department Stores -- 0.5%
             500,000          JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)                  $       466,250
             350,000          Neiman Marcus Group, Ltd., LLC, 8.0%, 10/15/21 (144A)                  236,250
                                                                                             ---------------
                              Total Retailing                                                $       702,500
------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.3%
                              Semiconductors -- 0.3%
             200,000          Micron Technology, Inc., 5.5%, 2/1/25                          $       208,000
             150,000          Micron Technology, Inc., 5.625%, 1/15/26 (144A)                        161,205
                                                                                             ---------------
                              Total Semiconductors & Semiconductor Equipment                 $       369,205
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.5%
                              IT Consulting & Other Services -- 0.5%
             130,000          Dell International LLC / EMC Corp., 7.125%,
                              6/15/24 (144A)                                                 $       138,450
             635,000          Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                       643,731
                                                                                             ---------------
                              Total Software & Services                                      $       782,181
------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.3%
                              Communications Equipment -- 1.8%
             325,000          CB Escrow Corp., 8.0%, 10/15/25 (144A)                         $       308,750
             300,000          Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                            275,220
             280,000          CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                       287,700
             500,000          Frontier Communications Corp., 8.5%, 4/1/26 (144A)                     486,250
           1,165,000          Frontier Communications Corp., 8.75%, 4/15/22                          969,862
             290,000          Frontier Communications Corp., 11.0%, 9/15/25                          222,575
                                                                                             ---------------
                                                                                             $     2,550,357
------------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 0.5%
             710,000          Diebold Nixdorf, Inc., 8.5%, 4/15/24                           $       736,625
                                                                                             ---------------
                              Total Technology Hardware & Equipment                          $     3,286,982
------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 3.4%
                              Integrated Telecommunication Services -- 1.1%
           1,300,000          Windstream Services LLC / Windstream Finance Corp.,
                              8.625%, 10/31/25 (144A)                                        $     1,192,750
             529,000          Windstream Services LLC / Windstream Finance Corp.,
                              8.75%, 12/15/24 (144A)                                                 316,078
                                                                                             ---------------
                                                                                             $     1,508,828
------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 2.3%
             225,000          Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                     $       201,094
             750,000          Digicel, Ltd., 6.0%, 4/15/21 (144A)                                    713,437
             200,000          Mobile Telesystems OJSC via MTS International
                              Funding, Ltd., 5.0%, 5/30/23 (144A)                                    198,179
             340,000          Sprint Corp., 7.125%, 6/15/24                                          352,325
             485,000          Sprint Corp., 7.25%, 9/15/21                                           514,706
             850,000          Sprint Corp., 7.625%, 3/1/26                                           895,688
             250,000          Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                         248,082
             200,000          Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                  167,880
                                                                                             ---------------
                                                                                             $     3,291,391
                                                                                             ---------------
                              Total Telecommunication Services                               $     4,800,219
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 37

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.1%
                              Airlines -- 0.3%
             155,000          Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 6.875%, 2/15/19 (144A)                            $       152,675
             300,000          Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                            308,670
                                                                                             ---------------
                                                                                             $       461,345
------------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.4%
MXN        4,500,000          Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                              6/10/28 (144A)                                                 $       229,317
             260,000          Rumo Luxembourg S.a.r.l., 7.375%, 2/9/24 (144A)                        275,990
                                                                                             ---------------
                                                                                             $       505,307
------------------------------------------------------------------------------------------------------------
                              Logistics -- 0.1%
             200,000          Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
                              3/30/29 (144A)                                                 $       215,250
------------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
             375,000          Navios South American Logistics, Inc. / Navios Logistics
                              Finance US, Inc., 7.25%, 5/1/22 (144A)                         $       360,000
                                                                                             ---------------
                              Total Transportation                                           $     1,541,902
------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 5.2%
                              Electric Utilities -- 2.3%
             400,000          Cemig Geracao e Transmissao SA, 9.25%,
                              12/5/24 (144A)                                                 $       433,500
             575,000          Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21                     586,500
             460,000(a)       Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                              9/24/73 (144A)                                                         543,950
           1,275,000          Light Servicos de Eletricidade SA / Light Energia SA,
                              7.25%, 5/3/23 (144A)                                                 1,284,562
             375,000          Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                           399,484
                                                                                             ---------------
                                                                                             $     3,247,996
------------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.7%
             425,000          Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21         $       406,937
             665,000          Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23               600,994
                                                                                             ---------------
                                                                                             $     1,007,931
------------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 1.9%
             224,000          Calpine Corp., 5.75%, 1/15/25                                  $       205,542
             570,000          NRG Energy, Inc., 6.625%, 1/15/27                                      586,387
             320,000          NRG Energy, Inc., 7.25%, 5/15/26                                       341,245
             225,506          NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                              12/15/25 (144A)                                                        246,929
             585,000(b)       TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)                  624,488
             633,000          Vistra Energy Corp., 8.0%, 1/15/25 (144A)                              686,014
                                                                                             ---------------
                                                                                             $     2,690,605
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              Pipeline -- 0.3%
             492,450          Transportadora de Gas del Sur SA, 9.625%,
                              5/14/20 (144A)                                                 $       508,849
                                                                                             ---------------
                              Total Utilities                                                $     7,455,381
------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $131,620,664)                                            $   135,638,162
------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BOND & NOTE -- 1.3% of Net Assets
                              MATERIALS -- 1.3%
                              Specialty Chemicals -- 1.3%
           1,900,000(j)       Hercules LLC, 6.5%, 6/30/29                                    $     1,914,250
                                                                                             ---------------
                              Total Materials                                                $     1,914,250
------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BOND & NOTE
                              (Cost $1,262,127)                                              $     1,914,250
------------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS --
                              2.4% of Net Assets
                              Argentina -- 1.8%
             188,320          Province of Salta Argentina, 9.5%, 3/16/22 (144A)              $       194,440
             360,000          Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                      399,600
             230,000          Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                        255,229
             670,000          Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                672,345
           1,135,000          Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                1,061,225
                                                                                             ---------------
                                                                                             $     2,582,839
------------------------------------------------------------------------------------------------------------
                              Bahrain -- 0.2%
             300,000          Bahrain Government International Bond, 7.0%,
                              10/12/28 (144A)                                                $       286,039
------------------------------------------------------------------------------------------------------------
                              Kenya -- 0.4%
             500,000          Kenya Government International Bond, 6.875%,
                              6/24/24 (144A)                                                 $       518,060
------------------------------------------------------------------------------------------------------------
                              Mexico -- 0.0%+
MXN          970,000          Mexican Bonos, 7.75%, 11/13/42                                 $        52,359
------------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $3,336,874)                                              $     3,439,297
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.1% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
              10,289^(k)      Liberty Tire Recycling LLC                                     $           103
                                                                                             ---------------
                              Total Capital Goods                                            $           103
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 39

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Homebuilding -- 0.0%+
              89,094(k)       Desarrolladora Homex SAB de CV                                 $           848
                                                                                             ---------------
                              Total Consumer Durables & Apparel                              $           848
------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
                 279(k)       Midstates Petroleum Co., Inc.                                  $         3,903
              11,059(k)       PetroQuest Energy, Inc.                                                  6,236
                                                                                             ---------------
                              Total Energy                                                   $        10,139
------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Technology -- 0.0%+
              69,875^(k)      Medical Card System, Inc.                                      $           699
                                                                                             ---------------
                              Total Health Care Equipment & Services                         $           699
------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Computer & Electronics Retail -- 0.1%
              42,088^(k)      Targus Cayman SubCo., Ltd.                                     $        82,913
                                                                                             ---------------
                              Total Retailing                                                $        82,913
------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $223,884)                                                $        94,702
------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK --
                              0.7% of Net Assets
                              BANKS -- 0.7%
                              Diversified Banks -- 0.7%
                 770(f)       Bank of America Corp., 7.25%                                   $       980,210
                                                                                             ---------------
                              Total Banks                                                    $       980,210
------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $739,352)                                                $       980,210
------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 1.2% of Net Assets
                              BANKS -- 0.7%
                              Diversified Banks -- 0.7%
              40,675(a)       GMAC Capital Trust I, 7.624% (3 Month USD LIBOR +
                              579 bps), 2/15/40                                              $     1,081,548
                                                                                             ---------------
                              Total Banks                                                    $     1,081,548
------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Specialized Finance -- 0.4%
                 500(a)(f)    Compeer Financial ACA, 6.75% (3 Month USD LIBOR +
                              458 bps) (144A)                                                $       527,500
                                                                                             ---------------
                              Total Diversified Financials                                   $       527,500
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.1%
                              Diversified Chemicals -- 0.1%
             455,230^(k)      Pinnacle Agriculture                                           $        45,523
                                                                                             ---------------
                              Total Materials                                                $        45,523
------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $1,810,581)                                              $     1,654,571
------------------------------------------------------------------------------------------------------------
                              RIGHT / WARRANT -- 0.0% of Net Assets
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
               1,981^(k)(l)   Midstates Petroleum Co., Inc., 4/21/20                         $            --
                                                                                             ---------------
                              Total Energy                                                   $            --
------------------------------------------------------------------------------------------------------------
                              TOTAL RIGHT / WARRANT
                              (Cost $0)                                                      $            --
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS --
                              5.0% of Net Assets
                              REPURCHASE AGREEMENTS -- 0.6%
             415,000          $415,000 TD Securities USA LLC, 1.73%,
                              dated 4/30/18 plus accrued interest on 5/1/18
                              collateralized by the following:
                              $423,378 U.S. Treasury Notes, 2.0%, 4/30/24.                   $       415,000
             415,000          $415,000 TD Securities USA LLC, 1.75%,
                              dated 4/30/18 plus accrued interest on 5/1/18
                              collateralized by the following:
                              $423,378 U.S. Treasury Notes, 2.0%, 4/30/24.                           415,000
                                                                                             ---------------
                                                                                             $       830,000
------------------------------------------------------------------------------------------------------------
                              TREASURY BILLS -- 4.4%
           1,035,000(m)       U.S. Treasury Bills, 5/3/18                                    $     1,034,910
           1,765,000(m)       U.S. Treasury Bills, 5/10/18                                         1,764,323
           3,000,000(m)       U.S. Treasury Bills, 5/17/18                                         2,997,873
             500,000(m)       U.S. Treasury Bills, 5/24/18                                           499,490
                                                                                             ---------------
                                                                                             $     6,296,596
------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $7,126,502)                                              $     7,126,596
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 41

------------------------------------------------------------------------------------------------------------
              Number of                        Counter-              Strike    Expiration
              Contracts       Description      party    Notional     Price     Date          Value
------------------------------------------------------------------------------------------------------------
                              CALL OPTIONS PURCHASED -- 0.0%+
              18,332^(n)      Desarrolladora   Bank of
                              Homex SAB        New York
                              de CV            Mellon
                                               Corp.    MXN18,332    USD-(p)   10/23/22      $            --
              18,332^(o)      Desarrolladora   Bank of
                              Homex SAB        New York
                              de CV            Mellon
                                               Corp.    MXN18,332    USD-(p)   10/23/22                   --
                                                                                             ---------------
                                                                                             $            --
------------------------------------------------------------------------------------------------------------
                              TOTAL CALL OPTIONS PURCHASED
                              (Premium paid $0)                                              $            --
------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED
                              ISSUERS -- 145.2%
                              (Cost $202,375,812)(q)                                         $   206,679,864
------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (45.2)%                        $   (64,308,086)
------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                           $   142,371,778
============================================================================================================

bps        Basis Points.

CMT        Constant maturity Treasury.

EURIBOR    The Euro Interbank Offer Rate.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $90,004,252, or 63.2% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At April 30, 2018, the value of these securities amounted to $15,676,160, or 11.0% of net assets. See Notes to Financial Statements -- Note 1F.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial
           Statements -- Note 1A.

(a) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at April 30, 2018.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

(c) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.

(d) This term loan will settle after April 30, 2018, at which time the interest rate will be determined.

(e) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)        Security is perpetual in nature and has no stated maturity date.

(g)        Security is in default.

(h) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $21,844,267, or 15.4% of net assets. See Notes to Financial Statements -- Note 1F.

(i)        Rate to be determined.

(j)        Security is priced as a unit.

(k)        Non-income producing security.

(l)        Midstates Petroleum Co., Inc. is exercisable into 1,981 shares.

(m) Security issued with a zero coupon. Income is recognized through accretion of discount.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(p)        Strike price is 1 Mexican Peso (MXN).

(q) Distribution of investments by country of issue, as a percentage total investments based on country of domicile, is as follows:

           United States                                                   57.2%
           Bermuda                                                         16.4
           Netherlands                                                      3.1
           Luxembourg                                                       3.0
           Canada                                                           3.0
           Ireland                                                          2.5
           Argentina                                                        2.5
           United Kingdom                                                   1.8
           Supranational                                                    1.4
           Mexico                                                           1.2
           Cayman Islands                                                   1.2
           Brazil                                                           1.1
           Other (individually less than 1%)                                5.6
                                                                          ------
                                                                          100.0%
                                                                          ======

FORWARD FOREIGN CURRENCY CONTRACTS

-------------------------------------------------------------------------------------------------------------------
            In                                                                                      Unrealized
Currency    Exchange      Currency                                                   Settlement     Appreciation
Purchased   for           Sold         Deliver       Counterparty                    Date           (Depreciation)
-------------------------------------------------------------------------------------------------------------------
USD         3,958,693     EUR          (3,262,128)   Brown Brothers Harriman & Co.   5/31/18        $ 9,037
USD           287,375     MXN          (5,454,955)   Goldman Sachs International     5/16/18         (3,453)
-------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                            $ 5,584
===================================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 43

SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                                Obligation                  Annual
 Notional                       Reference      Pay/         Fixed    Expiration    Premiums     Unrealized      Market
 Amount ($)(1)  Counterparty    Index          Receive(2)   Rate     Date          Received     Appreciation    Value
-------------------------------------------------------------------------------------------------------------------------
 80,000         Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22       $ (9,000)    $ 7,537         $ (1,463)
                International   Energy Corp.
 45,000         Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22         (5,512)      4,689             (823)
                International   Energy Corp.
 75,000         Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22         (9,188)      7,816           (1,372)
                International   Energy Corp.
-------------------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                              $(23,700)    $20,042         $ (3,658)
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS    --  Argentine Peso
AUD    --  Australian Dollar
EUR    --  Euro
IDR    --  Indonesian Rupiah
MXN    --  Mexican Peso
USD    --  United States Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2018 were as follows:

--------------------------------------------------------------------------------
                                            Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $        --          $ 5,009,832
Other Long-Term Securities                  $74,212,132          $85,597,184

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2018, the Trust engaged in purchases and sales pursuant to these procedures amounting to $19,853 and $413,272, respectively resulting in a gain of $10,125.

At April 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $203,533,554 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                              $10,667,931
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                               (7,519,695)
                                                                               -----------
      Net unrealized appreciation                                              $ 3,148,236
                                                                               ===========

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).
                See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------------------------
                                      Level 1             Level 2            Level 3              Total
-----------------------------------------------------------------------------------------------------------------
Asset Backed Securities               $       --          $      811,570     $            --      $       811,570
Collateralized Mortgage Obligations           --                 393,829                  --              393,829
Commercial Mortgage-Backed
 Securities                                   --               2,560,935                  --            2,560,935
Senior Secured Floating Rate
 Loan Interests
 Capital Goods
   Aerospace & Defense                        --                 843,611           1,007,250            1,850,861
 Health Care Equipment & Services
   Health Care Technology                     --                 669,712             243,918              913,630
 All Other Senior Secured Floating
   Rate Loan Interests                        --              49,301,251                  --           49,301,251
Corporate Bonds & Notes
 Diversified Financials
   Other Diversified Financial
     Services                                 --                      --           6,816,404            6,816,404
 Insurance
   Reinsurance                                --              15,676,160          21,844,267           37,520,427
 All Other Corporate Bonds & Notes            --              91,301,331                  --           91,301,331
Convertible Bond & Note                       --               1,914,250                  --            1,914,250
Sovereign Debt Obligations                    --               3,439,297                  --            3,439,297
Common Stocks
 Capital Goods
   Industrial Machinery                       --                      --                 103                  103
 Health Care Equipment & Services
   Health Care Technology                     --                      --                 699                  699
 Retailing
   Computer & Electronics Retail              --                      --              82,913               82,913
 All Other Common Stocks                  10,987                      --                  --               10,987
Convertible Preferred Stock              980,210                      --                  --              980,210

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 45

--------------------------------------------------------------------------------------------------------
                                       Level 1           Level 2           Level 3         Total
--------------------------------------------------------------------------------------------------------
Preferred Stocks
  Diversified Financials
    Specialized Finance                $          --     $     527,500     $        --     $    527,500
  Materials
    Diversified Chemicals                         --                --          45,523           45,523
  All Other Preferred Stocks               1,081,548                --              --        1,081,548
Right/Warrant
  Energy
    Oil & Gas Exploration &
      Production                                  --                --*             --               --*
Repurchase Agreements                             --           830,000              --          830,000
Treasury Bills                                    --         6,296,596              --        6,296,596
Call Options Purchased                            --                --*             --               --*
--------------------------------------------------------------------------------------------------------
Total Investments in Securities        $   2,072,745     $ 174,566,042     $30,041,077     $206,679,864
========================================================================================================
Other Financial Instruments
  Unrealized appreciation
    on forward foreign
    currency contracts                 $          --     $       5,584     $        --     $      5,584
  Swap contracts, at value                        --            (3,658)             --           (3,658)
--------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                $          --     $       1,926     $        --     $      1,926
========================================================================================================

* Includes securities that are valued $0.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                              Change in                                                     Transfers
                      Balance      Realized   unrealized                                      Accrued       in and out   Balance
                      as of        gain       appreciation                                    discounts/    of Level 3   as of
                      4/30/17      (loss)(1)  (depreciation)(2)   Purchases    Sales          premiums      Categories*  4/30/18
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
 Capital Goods
     Aerospace &
        Defense       $   997,500  $     83   $    17,670         $        --  $    (10,000)  $     1,997   $       --   $ 1,007,250
 Health Care
     Equipment &
     Services
     Health Care
        Technology        243,918        --       (14,559)                 --            --        14,559           --       243,918
Corporate Bonds
 & Notes
 Diversified Financials
     Other Diversified
        Financial
        Services               --        --       926,417                  --            --        24,429    5,865,558     6,816,404
 Insurance
     Property &
        Casualty
        Insurance       5,865,558        --            --                  --            --            --   (5,865,558)           --
     Reinsurance       17,775,556   (97,841)   (1,779,810)         17,532,636   (11,611,349)       25,075           --    21,844,267
Common Stocks
 Capital Goods
     Industrial
        Machinery             103        --            --                  --            --            --           --           103
 Health Care
     Equipment
     & Services
     Health Care
        Technology            699        --            --                  --            --            --           --           699
 Retailing
     Computer &
        Electronics
        Retail             40,825        --        42,088                  --            --            --           --        82,913
Preferred Stocks
 Materials
     Diversified
        Chemicals              --        --      (331,061)            376,584            --            --           --        45,523
------------------------------------------------------------------------------------------------------------------------------------
Total                 $24,924,159  $(97,758)  $(1,139,255)        $17,909,220  $(11,621,349)  $    66,060   $       --   $30,041,077
====================================================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. The change in level designation within the fair value hierarchy was due to a change in global industry classification standard (GICS) from Insurance to Diversified Financials. During the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at April 30, 2018: $(453,838).

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 47

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2018. These amounts exclude valuations provided by a broker.

----------------------------------------------------------------------------------------------------------
                         Fair Value        Valuation                  Unobservable           Value/
 Asset Type              04/30/2018        Technique                  Input                  Range
----------------------------------------------------------------------------------------------------------
 Senior Secured
 Floating Rate
 Loan Interests          $1,251,168        Market Comparables         Yield Comparables      6.54%-14.0%
----------------------------------------------------------------------------------------------------------
 Corporate Bonds
 & Notes                 $6,816,404        Market Comparables         Yield Premiums(2)      0.078%
----------------------------------------------------------------------------------------------------------
 Common Stocks           $   83,715        Market Comparables         EBITDA Multiples(1)    4x-6x
----------------------------------------------------------------------------------------------------------
 Preferred Stocks        $   45,523        Market Comparables         EBITDA Multiples(1)    7x-8.5x
----------------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $202,375,812)         $206,679,864
  Cash                                                                           383,079
  Foreign currencies, at value (cost $289,965)                                   284,555
  Net unrealized appreciation on forward foreign currency contracts                5,584
  Receivables --
     Investment securities sold                                                  133,368
     Interest                                                                  1,955,181
  Other assets                                                                       822
-----------------------------------------------------------------------------------------
        Total assets                                                        $209,442,453
=========================================================================================
LIABILITIES:
  Payables --
     Credit agreement                                                       $ 64,000,000
     Investment securities purchased                                           2,092,782
     Distributions                                                               791,615
     Trustees' fees                                                                  698
  Swap contracts, at value (net premiums received $(23,700))                       3,658
  Due to affiliates                                                               23,412
  Accrued expenses                                                               158,510
-----------------------------------------------------------------------------------------
        Total liabilities                                                   $ 67,070,675
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $172,050,019
  Distributions in excess of net investment income                            (1,327,299)
  Accumulated net realized loss on investments                               (32,671,603)
  Net unrealized appreciation on investments                                   4,320,661
-----------------------------------------------------------------------------------------
        Net assets                                                          $142,371,778
=========================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $142,371,778/8,332,790 shares                                 $      17.09
=========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 49

Statement of Operations

For the Year Ended 4/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $ 13,814,426
  Dividends from unaffiliated issuers                            162,143
----------------------------------------------------------------------------------------
     Total investment income                                               $ 13,976,569
========================================================================================
EXPENSES:
  Management fees                                           $  1,773,832
  Administrative expense                                          79,314
  Transfer agent fees                                             17,017
  Shareowner communications expense                               11,275
  Custodian fees                                                  45,633
  Professional fees                                               83,653
  Printing expense                                                21,610
  Pricing fees                                                    39,515
  Interest expense                                             1,545,576
  Trustees' fees                                                   7,504
  Insurance expense                                                2,077
  Miscellaneous                                                   71,465
----------------------------------------------------------------------------------------
     Total expenses                                                        $  3,698,471
----------------------------------------------------------------------------------------
        Net investment income                                              $ 10,278,098
========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $   (938,473)
     Forward foreign currency contracts                         (430,000)
     Swap contracts                                                5,211
     Other assets and liabilities denominated in
        foreign currencies                                          (281)  $ (1,363,543)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (3,344,713)
     Forward foreign currency contracts                          (15,971)
     Swap contracts                                               20,042
     Other assets and liabilities denominated in
        foreign currencies                                       (12,188)  $ (3,352,830)
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   $ (4,716,373)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $  5,561,725
========================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                         Year             Year
                                                         Ended            Ended
                                                         4/30/18          4/30/17*
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                             $  10,278,098    $  10,778,243
Net realized gain (loss) on investments                     (1,363,543)      (3,030,833)
Change in net unrealized appreciation (depreciation)
  on investments                                            (3,352,830)      13,016,437
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                $   5,561,725    $  20,763,847
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($1.26 and $1.44 per
  share, respectively)                                   $ (10,499,315)   $ (12,024,216)
----------------------------------------------------------------------------------------
      Total distributions to shareowners                 $ (10,499,315)   $ (12,024,216)
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from Trust
          shares transactions                            $  (4,937,590)   $   8,739,631
NET ASSETS:
Beginning of year                                        $ 147,309,368    $ 138,569,737
----------------------------------------------------------------------------------------
End of year                                              $ 142,371,778    $ 147,309,368
----------------------------------------------------------------------------------------
Distributions in excess of net investment income         $  (1,327,299)   $  (1,231,618)
========================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 51

Statement of Cash Flows

For the Year Ended 4/30/18

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                         $   5,561,725
----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                           $ (92,242,771)
   Proceeds from disposition and maturity of investment securities                 93,424,648
   Net purchases of temporary cash investments                                     (6,626,608)
   Net accretion and amortization of discount/premium on investment securities       (509,690)
   Change in unrealized depreciation on investments                                 3,344,713
   Change in unrealized depreciation on forward foreign currency contracts             15,971
   Change in unrealized depreciation on swap contracts                                  3,658
   Change in unrealized depreciation on foreign currency                                6,355
   Net realized loss on investments                                                   938,473
   Decrease in interest receivable                                                    186,722
   Decrease in dividends receivable                                                    13,956
   Increase in other assets                                                              (822)
   Decrease in prepaid expenses                                                            52
   Decrease in due to affiliates                                                     (118,146)
   Increase in trustees' fees payable                                                      80
   Decrease in administration fees payable                                            (83,767)
   Increase in accrued expenses payable                                               111,884
----------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                 $   4,026,433
----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Increase in due to custodian                                                 $    (658,881)
   Payment on borrowings                                                            7,000,000
   Distributions to shareowners                                                    (9,707,700)
----------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities              $  (3,366,581)
----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                              $      (6,355)
----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                        $      14,137
----------------------------------------------------------------------------------------------
   End of the year                                                              $     667,634
==============================================================================================
Cash Flow Information:
   Cash paid for interest                                                       $   1,545,576
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year        Year         Year
                                                             Ended       Ended        Ended       Ended        Ended
                                                             4/30/18     4/30/17*     4/30/16*    4/30/15*     4/30/14
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                        $  17.68     $  16.63     $  18.39    $  20.03     $  20.70
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                    $   1.23     $   1.29     $   1.55    $   1.82     $   1.98
   Net realized and unrealized gain (loss) on investments      (0.56)        1.20        (1.81)      (1.63)       (0.36)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.67     $   2.49     $  (0.26)   $   0.19     $   1.62
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
   Net investment income and previously undistributed
      net investment income                                 $  (1.26)**  $  (1.44)**  $  (1.50)   $  (1.83)**  $  (2.29)**
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.59)    $   1.05     $  (1.76)   $  (1.64)    $  (0.67)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  17.09     $  17.68     $  16.63    $  18.39     $  20.03
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                 $  15.00     $  16.70     $  15.60    $  17.42     $  20.85
==========================================================================================================================
Total return at net asset value (b)                             4.58%       16.20%       (1.01)%      1.21%        8.47%
Total return at market value (b)                               (2.82)%      17.01%       (1.26)%     (7.90)%       7.12%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (c)                     2.54%        2.12%        1.99%       1.85%        1.86%
   Net investment income available to shareowners               7.07%        7.52%        9.11%       9.52%        9.88%
Portfolio turnover                                                37%          58%          36%         48%          38%
Net assets, end of year (in thousands)                      $142,372     $147,309     $138,570    $153,276     $166,611

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 53

--------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year        Year
                                                              Ended        Ended        Ended        Ended       Ended
                                                              4/30/18      4/30/17*     4/30/16*     4/30/15*    4/30/14
--------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)               $64,000      $57,000      $57,000      $64,000     $67,000
Asset coverage per $1,000 of indebtedness                     $ 3,225      $ 3,584      $ 3,431      $ 3,395     $ 3,487
==========================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's net asset value ("NAV"). A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)   Includes interest expense of 1.06%, 0.62%, 0.50%, 0.43% and 0.45%, respectively.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Notes to Financial Statements | 4/30/18

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Trust's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 55

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Forward foreign currency contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 57

      Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

      At April 30, 2018, eleven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 5.8% of net assets. The value of these fair valued securities was $8,255,244.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      During year ended April 30, 2018, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average notional value of contracts open during year ended April 30, 2018 was $5,451,876.

      Forward foreign currency contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

E.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal Income taxes is required. As of April 30, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 59 an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or reclassification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At April 30, 2018, the Trust reclassified $21,948,862 to decrease paid-in capital, $125,536 to decrease distributions in excess of net investment income and $21,823,326 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

      At April 30, 2018, the Trust was permitted to carry forward $2,365,189 of short-term capital losses and $29,055,262 of long-term capital losses without limitation. Additionally, at April 30, 2018, the Trust had a net capital loss carryforward of $1,249,417 which will expire in 2019 if not utilized. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

      Capital loss carryforward not utilized and expired in 2018 amounts to $21,948,862.

      The tax character of distributions paid to shareowners during the years ended April 30, 2018 and April 30, 2017 were as follows:

      --------------------------------------------------------------------------
                                                           2018             2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $10,499,315      $12,024,216
      --------------------------------------------------------------------------
           Total                                    $10,499,315      $12,024,216
      ==========================================================================

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    644,023
      Capital loss carryforward                                     (32,669,868)
      Other book/tax temporary differences                           (1,973,057)
      Unrealized appreciation                                         4,320,661
      --------------------------------------------------------------------------
          Total                                                    $(29,678,241)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.    Insurance Linked Securities ("ILS")

      The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 61

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Purchased Options

      The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's financial statements. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing option contracts is limited to the premium originally paid. The average value of purchased options contracts open during the year ended April 30, 2018 was $0. Purchased option contracts outstanding at April 30, 2018 are listed within the Schedule of Investments.

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

H.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 63

      Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its NAV, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of April 30, 2018 are disclosed in the Trust's Schedule of Investments.

J.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as a component of "Swap contracts, at value" on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 65

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

      The amount of cash deposited with the broker as collateral at April 30, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      Open credit default swap contracts at April 30, 2018 are listed in the Schedule of Investments. The average notional value of credit default swap contracts open during the year ended April 30, 2018 was $117,372.

K.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2018 the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.22% of the Trust's average daily net assets.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 67

In addition, under the management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Trust. At April 30, 2018, $23,412 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" on the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/18 the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of April 30, 2018:

------------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to        Derivatives      Non-Cash     Cash            Net Amount
                       Master Netting    Available        Collateral   Collateral      of Derivative
 Counterparty          Agreement         for Offset       Received (a) Received (a)    Assets (b)
------------------------------------------------------------------------------------------------------
 Brown Brothers        $ 9,037           $       --       $ --          $ --           $ 9,037
  Harriman & Co.

 Goldman Sachs          20,042               (3,453)        --            --            16,589
  International
------------------------------------------------------------------------------------------------------
  Total                $29,079           $   (3,453)      $ --          $ --           $25,626
======================================================================================================

------------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to        Derivatives      Non-Cash      Cash           Net Amount
                       Master Netting    Available        Collateral    Collateral     of Derivative
 Counterparty          Agreement         for Offset       Pledged (a)   Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------
 Goldman Sachs         $ 3,453           $(3,453)         $ --          $ --           $ --
  International
------------------------------------------------------------------------------------------------------
  Total                $ 3,453           $(3,453)         $ --          $ --           $ --
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 69

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018 was as follows:

--------------------------------------------------------------------------------------
 Statement of Assets and Liabilities

                                                  Foreign
                           Interest    Credit     Exchange         Equity   Commodity
                           Rate Risk   Risk       Rate Risk        Risk     Risk
--------------------------------------------------------------------------------------
 Assets:
  Unrealized
   appreciation on
   forward foreign
   currency contracts      $ --        $    --    $   5,584        $ --     $ --
--------------------------------------------------------------------------------------
   Total Value             $ --        $    --    $   5,584        $ --     $ --
======================================================================================
 Liabilities:
  Swap contracts,
    at value               $ --        $ 3,658    $      --        $ --     $ --
--------------------------------------------------------------------------------------
    Total Value            $ --        $ 3,658    $      --        $ --     $ --
======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

--------------------------------------------------------------------------------------
 Statement of Operations
                                                  Foreign
                           Interest    Credit     Exchange         Equity   Commodity
                           Rate Risk   Risk       Rate Risk        Risk     Risk
--------------------------------------------------------------------------------------
 Net realized
  gain (loss):
  Swap contracts           $ --        $ 5,211    $      --        $ --     $ --
  Forward foreign
   currency contracts        --             --     (430,000)         --       --
--------------------------------------------------------------------------------------
   Total Value             $ --        $ 5,211    $(430,000)       $ --     $ --
======================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Swap contracts           $ --        $20,042    $      --        $ --     $ --
  Forward foreign
   currency contracts        --             --      (15,971)         --       --
--------------------------------------------------------------------------------------
   Total Value             $ --        $20,042    $ (15,971)       $ --     $ --
======================================================================================

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

6. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of April 30, 2018, the Trust had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                                                                     Appreciation/
 Loan                                      Principal    Cost         Value           (Depreciation)
----------------------------------------------------------------------------------------------------
 Centene Corp.                             $1,515,000   $1,515,000   $1,515,000      $   --
 Nationstar Mortgage
   Holdings, Inc. (Tranche A)                 609,091      609,091      609,091          --
 Nationstar Mortgage
   Holdings, Inc. (Tranche B)                 609,091      609,091      609,091          --
 Nationstar Mortgage
   Holdings, Inc. (Tranche C)                 456,818      456,818      456,818          --
----------------------------------------------------------------------------------------------------
     Total Value                           $3,190,000   $3,190,000   $3,190,000      $   --
====================================================================================================

7. Trust Shares

Transactions in shares of beneficial interest for the year ended April 30, 2018 and the year ended April 30, 2017 were as follows:

--------------------------------------------------------------------------------
                                                          4/30/18       4/30/17
--------------------------------------------------------------------------------
 Shares outstanding at beginning of year                 8,332,790     8,332,790
--------------------------------------------------------------------------------
 Shares outstanding at end of year                       8,332,790     8,332,790
================================================================================

8. Credit Agreement

Effective January 27, 2017, the Trust extended the maturity of its existing Revolving Credit Facility (the "credit agreement") with the Bank of Scotia to January 27, 2020. There is a $70 million borrowing limit.

At April 30, 2018, the Trust had a borrowing outstanding under the credit agreement totaling $64,000,000. The interest rate charged at April 30, 2018 was 2.87%. During the year ended April 30, 2018, the average daily balance was $63,271,233 at an average interest rate of 2.44%. Interest expense of $1,545,576 in connection with the credit agreement is included on the Statement of Operations.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 71

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on May 4, 2018 from undistributed and accumulated net investment income of $0.0950 per share payable May 31, 2018, to shareowners of record on May 16, 2018.

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2018, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended April 30, 2014 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended April 30, 2017 and the financial highlights for the periods ended April 30, 2015, April 30, 2016 and April 30, 2017 were audited by another independent registered public accounting firm whose report, dated June 19, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 73

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
June 25, 2018

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust.

During the period there were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio. Charles Melchreit, a portfolio manager of the Trust during the 12-month period ended April 30, 2018, departed from Amundi Pioneer effective June 8, 2018. Andrew Feltus, Jonathan Sharkey and Chin Liu continue to be responsible for the day-to-day management of the Trust. In addition, effective June 8, 2018, Lawrence R. Zeno, a vice president and portfolio manager at Amundi Pioneer, became a portfolio manager of the Trust. Lawrence Zeno is a Vice President and Portfolio Manager based in Chicago. His primary responsibility is the CMBS sector. He also manages the residential NPL allocation and co-manages the legacy sub-prime sector. Previously, Lawrence was a Partner and Senior Manager of Trading at Asset Allocation & Management Company, where he also managed the CMBS and RMBS sectors. He holds a B.A. from Northwestern University and has been in the investment industry since 1989. Lawrence Zeno joined Amundi Pioneer in 2001.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 75

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Trust's fiscal year ended April 30, 2018.

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other Trusts in the Pioneer Family of Trusts or any other Pioneer entity sold by UniCredit in the Transaction.

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 77

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

78 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Trust  Length of Service       Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)          Class II Trustee since  Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         2007. Term expires in   present); Chairman (2008 - 2013) and Chief     Financial Solutions, Inc.
and Trustee                   2018                    Executive Officer (2008 - 2012), Quadriserv,   (investor communications and
                                                      Inc. (technology products for securities       securities processing
                                                      lending industry); and Senior Executive Vice   provider for financial
                                                      President, The Bank of New York (financial     services industry) (2009 -
                                                      and securities services) (1986 - 2004)         present); Director,
                                                                                                     Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)            Class III Trustee       Managing Partner, Federal City Capital         Director of New York Mortgage
Trustee                       since 2007. Term        Advisors (corporate advisory services          Trust (publicly-traded
                              expires in 2019.        company) (1997 - 2004 and 2008 - present);     mortgage REIT) (2004 - 2009,
                                                      Interim Chief Executive Officer, Oxford        2012 - present); Director of
                                                      Analytica, Inc. (privately held research and   The Swiss Helvetia Fund, Inc.
                                                      consulting company) (2010); Executive Vice     (closed-end fund) (2010 -
                                                      President and Chief Financial Officer,         present); Director of Oxford
                                                      I-trax, Inc. (publicly traded health care      Analytica, Inc. (2008 -
                                                      services company) (2004 - 2007); and           present); and Director of
                                                      Executive Vice President and Chief Financial   Enterprise Community
                                                      Officer, Pedestal Inc. (internet-based         Investment, Inc.
                                                      mortgage trading company) (2000 - 2002);       (privately-held affordable
                                                      Private Consultant (1995 - 1997); Managing     housing finance company)
                                                      Director, Lehman Brothers (1992 - 1995); and   (1985 - 2010)
                                                      Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)     Class I Trustee since   William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                       2008. Term expires in   Economy, Harvard University (1972 - present)   Funds Investment Trust and
                              2020.                                                                  Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Class I Trustee since   Founding Director, Vice-President and          None
Trustee                       2007. Term expires in   Corporate Secretary, The Winthrop Group, Inc.
                              2020.                   (consulting firm) (1982 - present); Desautels
                                                      Faculty of Management, McGill University
                                                      (1999 - 2017); and Manager of Research
                                                      Operations and Organizational Learning, Xerox
                                                      PARC, Xerox's advance research center
                                                      (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 79

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Trust  Length of Service       Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Class III Trustee       Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       since 2015. Term        (healthcare workers union pension funds)
                              expires in 2019.        (2001 - present); Vice President -
                                                      International Investments Group, American
                                                      International Group, Inc. (insurance company)
                                                      (1993 - 2001); Vice President - Corporate
                                                      Finance and Treasury Group, Citibank, N.A.
                                                      (1980 - 1986 and 1990 - 1993); Vice President
                                                      - Asset/Liability Management Group, Federal
                                                      Farm Funding Corporation
                                                      (government-sponsored issuer of debt
                                                      securities) (1988 - 1990); Mortgage
                                                      Strategies Group, Shearson Lehman Hutton,
                                                      Inc. (investment bank) (1987 - 1988); and
                                                      Mortgage Strategies Group, Drexel Burnham
                                                      Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Class II Trustee since  President and Chief Executive Officer,         Director of New America High
Trustee                       2007. Term expires in   Newbury Piret Company (investment banking      Income Fund, Inc. (closed-end
                              2018.                   firm) (1981 - present)                         investment company) (2004 -
                                                                                                     present); and Member, Board
                                                                                                     of Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)        Class II Trustee since  Consultant (investment company services)       None
Trustee                       2014. Term expires in   (2012 - present); Executive Vice President,
                              2018.                   BNY Mellon (financial and investment company
                                                      services) (1969 - 2012); Director, BNY
                                                      International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director, Mellon
                                                      Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Trust  Length of Service       Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*           Class III Trustee       Director, CEO and President of Amundi Pioneer  None
Trustee, President and        since 2015. Term        Asset Management USA, Inc. (since September
Chief Executive Officer       expires in 2019.        2014); Director, CEO and President of Amundi
                                                      Pioneer Asset Management, Inc. (since
                                                      September 2014); Director, CEO and President
                                                      of Amundi Pioneer Distributor, Inc. (since
                                                      September 2014); Director, CEO and President
                                                      of Amundi Pioneer Institutional Asset
                                                      Management, Inc. (since September 2014);
                                                      Chair, Amundi Pioneer Asset Management USA,
                                                      Inc., Amundi Pioneer Distributor, Inc. and
                                                      Amundi Pioneer Institutional Asset
                                                      Management, Inc. (September 2014 - 2018);
                                                      Managing Director, Morgan Stanley Investment
                                                      Management (2010 - 2013); and Director of
                                                      Institutional Business, CEO of International,
                                                      Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*       Class I Trustee since   Director and Executive Vice President (since   None
Trustee                       2014. Term expires in   2008) and Chief Investment Officer, U.S.
                              2020.                   (since 2010) of Amundi Pioneer Asset
                                                      Management USA, Inc.; Executive Vice
                                                      President and Chief Investment Officer, U.S.
                                                      of Amundi Pioneer (since 2008); Executive
                                                      Vice President of Amundi Pioneer
                                                      Institutional Asset Management, Inc. (since
                                                      2009); and Portfolio Manager of Amundi
                                                      Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 81

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Trust  Length of Service       Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)    Since 2007. Serves at   Vice President and Associate General Counsel   None
Secretary and Chief Legal     the discretion of the   of Amundi Pioneer since January 2008;
Officer                       Board                   Secretary and Chief Legal Officer of all of
                                                      the Pioneer Funds since June 2010; Assistant
                                                      Secretary of all of the Pioneer Funds from
                                                      September 2003 to May 2010; and Vice
                                                      President and Senior Counsel of Amundi
                                                      Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)        Since 2010. Serves at   Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           the discretion of the   since December 2006 and Assistant Secretary
                              Board                   of all the Pioneer Funds since June 2010;
                                                      Manager - Fund Governance of Amundi Pioneer
                                                      from December 2003 to November 2006; and
                                                      Senior Paralegal of Amundi Pioneer from
                                                      January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)             Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           the discretion of the   2013 and Assistant Secretary of all the
                              Board                   Pioneer Funds since June 2010; and Counsel of
                                                      Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)          Since 2008. Serves at   Vice President - Fund Treasury of Amundi       None
Treasurer and Chief Financial the discretion of the   Pioneer; Treasurer of all of the Pioneer
and Accounting Officer        Board                   Funds since March 2008; Deputy Treasurer of
                                                      Amundi Pioneer from March 2004 to February
                                                      2008; and Assistant Treasurer of all of the
                                                      Pioneer Funds from March 2004 to February
                                                      2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)         Since 2007. Serves at   Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           the discretion of the   and Assistant Treasurer of all of the Pioneer
                              Board                   Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)            Since 2007. Serves at   Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer           the discretion of the   Amundi Pioneer; and Assistant Treasurer of
                              Board                   all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)         Since 2009. Serves at   Fund Administration Manager - Fund Treasury    None
Assistant Treasurer           the discretion of the   of Amundi Pioneer since November 2008;
                              Board                   Assistant Treasurer of all of the Pioneer
                                                      Funds since January 2009; and Client Service
                                                      Manager - Institutional Investor Services at
                                                      State Street Bank from March 2003 to March
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Trust  Length of Service       Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer    None
Chief Compliance Officer      the discretion of the   and of all the Pioneer Funds since
                              Board                   March 2010; Chief Compliance Officer of
                                                      Amundi Pioneer Institutional Asset
                                                      Management, Inc. since January 2012; Chief
                                                      Compliance Officer of Vanderbilt Capital
                                                      Advisors, LLC since July 2012: Director of
                                                      Adviser and Portfolio Compliance at Amundi
                                                      Pioneer since October 2005; and Senior
                                                      Compliance Officer for Columbia Management
                                                      Advisers, Inc. from October 2003 to October
                                                      2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)          Since 2007. Serves at   Vice President - Investor Services Group of   None
Anti-Money Laundering         the discretion of the   Amundi Pioneer and Anti-Money Laundering
Officer                       Board                   Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/18 83

                          This page is for your notes.

84 Pioneer Diversified High Income Trust | Annual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 21909-10-0618

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
April 30, 2018 and $53,954 payable to Deloitte & Touche LLP for the year ended April 30, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
April 30, 2018 and $9,904 payable to Deloitte & Touche LLP for the year ended April 30, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
April 30, 2018 and $9,904 payable to Deloitte & Touche LLP for the year ended April 30, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                      Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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   Interest." The Compliance Department will provide a "Conflicts of Interest
   Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

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

   voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

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

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

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

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

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

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

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

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

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

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

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

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

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

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

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

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

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

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

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

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

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

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

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

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                       16






ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2018. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment
                     Companies                                 11    $18,601,420                   N/A              N/A
                     Other Pooled Investment Vehicles           3    $ 6,059,109                     1    $4,469,637
                     Other Accounts                            18    $ 2,805,101                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------
Andrew Feltus        Other Registered
                     Investment Companies                      10    $ 7,874,096                   N/A              N/A
                     Other Pooled Investment Vehicles           5    $ 9,366,142                     2    $7,308,433
                     Other Accounts                             5          1,451,908               N/A              N/A
-------------------  ----------------------------------        --        -----------    ----------------     ----------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $ 5,743,205                   N/A              N/A
                     Other Pooled Investment Vehicles           0    $         0                   N/A              N/A
                     Other Accounts                             4    $   557,819                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGERS
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2018 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            A
---------------------------  ---------------------
Andrew Feltus                E
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

  - The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and
(iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund's overall investment program, including allocating the fund's investments among the different asset classes and managing the fund's investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.